               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12


                    THE COOPER COMPANIES INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                     [Logo]

                                                               February 16, 1998

Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of The Cooper Companies, Inc. (the 'Company') to be held on April 2, 1998, at the New York Marriott East Side, 525 Lexington Avenue, New York, NY at 10:00 a.m. The Notice of Annual Meeting of Stockholders, a Proxy Statement, a proxy card and a return envelope accompany this letter, as does a copy of the Company's Annual Report for the fiscal year ended October 31, 1997.

     At the Annual Meeting, stockholders will be asked to elect a Board of eight directors to serve for the forthcoming year. A biographical description of each of the eight nominees is set forth in the section of the Proxy Statement entitled 'Election of Directors.' Stockholders will also be asked to consider and act on a proposal to approve adoption of the Company's 1998 Long Term Incentive Plan. If approved, this plan will replace the Company's 1988 Long Term Incentive Plan, which expires this year. In addition, stockholders will be asked to ratify the Board's appointment of the Company's auditors for fiscal 1998.

     I hope you will have the opportunity to join us at the Annual Meeting. Whether or not you plan to attend, please COMPLETE, SIGN, DATE and MAIL the enclosed proxy card as soon as possible, so that your shares may be represented at the Annual Meeting.

                                          Sincerely,

                                          /s/ ALLAN E. RUBENSTEIN, M.D.

                                          ALLAN E. RUBENSTEIN, M.D.
                                          Chairman of the Board of Directors

                           THE COOPER COMPANIES, INC.
                      6140 STONERIDGE MALL ROAD, SUITE 590
                              PLEASANTON, CA 94588

                         ------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         ------------------------------

To the Stockholders of
THE COOPER COMPANIES, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of The Cooper Companies, Inc., a Delaware corporation (the 'Company'), will be held on April 2, 1998, at the New York Marriott East Side, 525 Lexington Avenue, New York, NY, at 10:00 a.m., for the purpose of considering and acting upon the following:

          1. The election of a Board of eight directors.

          2. The approval of the Company's 1998 Long Term Incentive Plan.

          3. The ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Company for the fiscal year ending October 31, 1998.

          4. The transaction of such other business as may properly come before the meeting or any adjournments or postponements thereof.

     Only stockholders of record at the close of business on February 10, 1998 will be entitled to notice of and to vote at the meeting and any adjournments or postponements thereof.

     Enclosed with this Notice are a Proxy Statement, a proxy card and a return envelope, as well as a copy of the Company's Annual Report for the fiscal year ended October 31, 1997.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you plan to attend, please COMPLETE, SIGN and DATE the enclosed proxy card and MAIL it promptly in the enclosed postage paid envelope.

                                          By Order of the Board of Directors

                                          /s/ CAROL R. KAUFMAN

                                          CAROL R. KAUFMAN
                                          Secretary

Dated: February 16, 1998

                           THE COOPER COMPANIES, INC.
                      6140 STONERIDGE MALL ROAD, SUITE 590
                              PLEASANTON, CA 94588
                               ------------------
                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 APRIL 2, 1998
                               ------------------

INFORMATION REGARDING PROXIES

     The accompanying proxy card is solicited by and on behalf of the Board of Directors of The Cooper Companies, Inc. (the 'Company') for use at the Annual Meeting of Stockholders to be held on April 2, 1998 at the New York Marriott East Side, 525 Lexington Avenue, New York, NY, at 10:00 a.m., and at any adjournments or postponements thereof. This Proxy Statement and the accompanying proxy card are first being mailed to stockholders on or about February 19, 1998.

     When a proxy card in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions indicated thereon. If a proxy card is properly executed but no directions are indicated, the shares will be voted FOR each of the nominees for director as shown on the form of proxy card, and in accordance with the Directors' recommendations on the other subjects listed on the proxy. The Board of Directors does not know of any other business to come before the Annual Meeting. If any other matters should properly come before the Annual Meeting or any adjournments or postponements thereof for which specific authority has not been solicited from the stockholders, then, to the extent permissible by law, the persons voting the proxies will use their discretionary authority to vote thereon in accordance with their best judgment. A stockholder who executes and returns the enclosed proxy card may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing a subsequently dated proxy card or by voting in person at the Annual Meeting. Attendance at the Annual Meeting by a stockholder who has executed and returned a proxy card does not alone revoke such proxy.

     The cost of solicitation of proxies will be borne by the Company. In addition to the solicitation of proxies by use of the mail, officers, directors and other employees of the Company, acting on its behalf, may solicit proxies by telephone, facsimile or personal interview. Also, the Company has retained D.F. King & Co., Inc. to aid in the solicitation of proxies, for which the Company will pay a fee of $10,000 plus reasonable expenses. The Company will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares held of record by such persons.

OUTSTANDING STOCK AND VOTING RIGHTS

     As of the close of business on February 10, 1998, the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting, there were outstanding 14,850,278 shares of the Company's common stock, $.10 par value per share (the 'Common Stock'), each of which is entitled to one vote at the Annual Meeting. Under the Company's By-laws and Delaware law, shares represented by proxies that reflect abstentions or 'broker non-votes' (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Directors will be elected by the favorable vote of a plurality of the shares of Common Stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Abstentions as to the election of directors will not affect the election of the candidates receiving a plurality of votes. Each of the proposals to approve the 1998 Long Term Incentive Plan and to ratify the appointment of the Company's independent certified public accountants requires the approval of the majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such proposal. Abstentions to these proposals will have the same effect as votes against them. Shares represented by proxies that reflect broker non-votes, however, will be treated as not entitled to vote for purposes of determining approval of these proposals and will not have any effect on the outcome of such matters.

                     PROPOSAL 1  --  ELECTION OF DIRECTORS

     The Company's By-laws provide for no fewer than six and no more than eleven directors, as determined by the Board of Directors, which has fixed the number of directors to be elected at the 1998 Annual Meeting at eight, each of these directors to serve until the next Annual Meeting of Stockholders and until his successor is duly elected and qualified. The Board of Directors recommends that each of the nominees for director described below be elected to serve as a director of the Company. All nominees have consented to be named and have indicated their intention to serve if elected. The Board of Directors does not expect that any nominee will be unavailable for election or unable to serve. If any nominee is not available for election or able to serve as a director, the accompanying proxy will be voted for the election of such other person, if any, as the Board of Directors may designate.

THE NOMINEES

     Each of the nominees currently serves on the Board of Directors.

     The names of the nominees for election as directors are listed below, together with certain personal information, including the present principal occupation and recent business experience of each nominee.

                                                                                                           YEAR
                                                                                                         COMMENCED
                                                                                                        SERVING AS
                                                                                                        A DIRECTOR
                                  NAME, PRINCIPAL OCCUPATION                                              OF THE
                                    AND OTHER DIRECTORSHIPS                                       AGE     COMPANY
-----------------------------------------------------------------------------------------------   ---    ---------
A. Thomas Bender...............................................................................   59        1994
     Mr. Bender was elected President and Chief Executive Officer of the Company in May 1995.
      He had been serving as the Chief Operating Officer of the Company since August 1994, and as Executive Vice President since March 1994. He served as Acting Chief Operating Officer of the Company from March 1994 to August 1994, and as Senior Vice President, Operations
      from October 1992 to February 1994. He continues to serve as President of CooperVision,
      Inc., the Company's contact lens subsidiary, a position he has held since June 1991.
      Between 1966 and June 1991, Mr. Bender held a variety of positions at Allergan, Inc. (a manufacturer of eye and skin care products), including Corporate Senior Vice President, and President and Chief Operating Officer of Herbert Laboratories, Allergan's dermatology division.

Michael H. Kalkstein...........................................................................   55        1992
     Mr. Kalkstein has been a partner in the law firm of Graham & James LLP since September
      1994. He was a partner in the law firm of Berliner   Cohen from 1983 through August 1994.
      He has been on the Board of Trustees of Opera San Jose since 1984 and served as its
      President from 1992 to 1994. Mr. Kalkstein was a member of the Mayor's Task Force on Arts
      2020 in San Jose, California and a member of the Governor of California's Special Force to implement the Agricultural Labor Relations Act.

Moses Marx.....................................................................................   62        1995
     Mr. Marx has been a general partner in United Equities Company (a securities brokerage firm) since 1954 and a general partner in United Equities Commodities Company (a commodities brokerage firm) since 1972. He is also President of Momar Corp. (an investment company). Mr. Marx is also a director of Cooper Life Sciences, Inc. ('CLS')
      and of BioTechnology General Corp. (a developer and manufacturer of biotechnology products). He previously served on the Company's Board of Directors from September 1989 to September 1991.

                                                                                                           YEAR
                                                                                                         COMMENCED
                                                                                                        SERVING AS
                                                                                                        A DIRECTOR
                                  NAME, PRINCIPAL OCCUPATION                                              OF THE
                                    AND OTHER DIRECTORSHIPS                                       AGE     COMPANY
-----------------------------------------------------------------------------------------------   ---    ---------
Donald Press...................................................................................   64        1993
     Mr. Press has served as the Executive Vice President of Broadway Management Co., Inc. (an
      owner and manager of commercial office buildings) since 1981. Mr. Press, an attorney, is also a principal in Donald Press, P.C. (a law firm) located in New York City. Mr. Press is also a director of Components Specialties, Inc. (an electronics company) and Branford
      Savings Bank.

Steven Rosenberg...............................................................................   49        1993
     Mr. Rosenberg has served as Acting Chairman of the Board of CLS since May 1995, and as
      Vice President, Finance and Chief Financial Officer of CLS since 1990. From September
      1987 through April 1990, Mr. Rosenberg served as President and Chief Executive Officer of
      Scomel Industries Inc. (an international marketing and consulting group). Mr. Rosenberg is a director of CLS.

Allan E. Rubenstein, M.D.......................................................................   53        1992
     Dr. Rubenstein has served as the Chairman of the Board of Directors since July 1994; he served as Acting Chairman of the Board from April 1993 through June 1994. He is President of WorldCare Imaging, Inc. (a medical imaging company, providing radiologic equipment to hospitals and physicians' offices). Dr. Rubenstein is certified by the American Board of
      Psychiatry and Neurology and by the American Society for Neuroimaging. He has been on the faculty of the Department of Neurology at Mt. Sinai School of Medicine in New York City
      since 1976, and currently is Associate Professor and Director of the Mt. Sinai
      Neurofibromatosis Research and Treatment Center. Dr. Rubenstein has authored two books on neurofibromatosis and is Medical Director for the National Neurofibromatosis Foundation.

Robert S. Weiss................................................................................   51        1996
     Mr. Weiss has served as the Executive Vice President of the Company since October 1995. He has been the Treasurer and Chief Financial Officer of the Company since 1989. From
      October 1992 until October 1995, he was also a Senior Vice President; from March 1984 to
      October 1992 he served as a Vice President, and from 1984 through July 1990 he served as
      Corporate Controller.

Stanley Zinberg, M.D...........................................................................   63        1997
     Dr. Zinberg is an obstetrician-gynecologist who has been Director of Practice Activities for the American College of Obstetricians and Gynecologists since January 1994. From 1981 until 1993 he served as Chief, Obstetrics and Gynecology of New York Downtown Hospital,
      where from1990 through 1992 he also served as President of the Medical Staff and a member of the Board of Trustees. He is certified by the American Board of Obstetrics and
      Gynecology.

     There are no family relationships between any of the Company's current directors or executive officers or the Board's proposed nominees. Messrs. Press and Rosenberg were previously nominated to serve as directors at the request of CLS, pursuant to a settlement agreement dated June 14, 1993, as amended, which agreement was terminated on October 29, 1997.

BOARD COMMITTEES, MEETINGS AND COMPENSATION

     The Company currently has four active committees of the Board:

          (i) The Audit and Finance Committee advises and makes recommendations to the Board of Directors concerning (a) the appointment of independent certified public accountants for the Company, (b) matters relating to the activities of the independent certified public accountants and (c) the financial, investment and accounting procedures and practices followed by the Company. The members are Messrs. Rosenberg and Press and Dr. Zinberg.

          (ii) The Compensation/Long Term Incentive Plan Committee advises and makes recommendations to the Board of Directors regarding matters relating to the compensation of directors, officers and senior management, the granting of awards under the Company's 1988 Long Term Incentive Plan (the 'LTIP') and the Company's other incentive plans. The members are Messrs. Kalkstein and Press and Dr. Rubenstein.

          (iii) The Management Committee consults with and oversees the activities of the Chief Executive Officer. In addition, the members of the Committee meet with key operating personnel at quarterly Operations Meetings. The members are Dr. Rubenstein and Mr. Press.

          (iv) The Nominating Committee selects individuals to be nominated for election to the Company's Board of Directors. The members are Dr. Rubenstein and Messrs. Marx and Kalkstein. The Nominating Committee will consider suggestions from stockholders for nominees for election as directors at the 1999 Annual Meeting provided that such recommendations are made in accordance with the procedure described below under 'Stockholder Nominations and Proposals.'

     During the fiscal year ended October 31, 1997, the Board met nine times and acted once by unanimous written consent, the Audit and Finance Committee met twice, the Compensation/Long Term Incentive Plan Committee met three times and the Nominating Committee met once. Members of the Management Committee met with members of senior management three times.

     For a description of compensation paid to directors, see 'Executive Compensation -- Compensation of Directors.'

EXECUTIVE OFFICERS OF THE COMPANY

     Set forth below is information regarding the current executive officers of the Company who are not also directors:

                NAME                   AGE                        OFFICE
------------------------------------   ---   -------------------------------------------------

Gregory A. Fryling..................   43    Vice President, Business Development
Carol R. Kaufman....................   48    Vice President of Legal Affairs, Secretary and
                                               Chief Administrative Officer
Nicholas J. Pichotta................   53    President and Chief Executive Officer of
                                               CooperSurgical, Inc.
Mark R. Russell.....................   48    President and Chief Executive Officer of Hospital
                                               Group of America, Inc.
Stephen C. Whiteford................   57    Vice President and Corporate Controller

     Gregory A. Fryling has served as Vice President, Business Development since January 1993 and has been serving as President of CooperVision Pharmaceuticals, Inc. since May 1994. He has been an officer of various subsidiaries of the Company including Vice President and Controller of The Cooper Healthcare Group from January 1990 through December 1992.

     Carol R. Kaufman has served as Vice President and Chief Administrative Officer since October 1995 and was elected Vice President of Legal Affairs in March 1996. From January 1989 through September 1995, she served as Vice President, Secretary, and Chief Administrative Officer of Cooper Development Company, a healthcare and consumer products company that was a former affiliate of the Company.

     Nicholas J. Pichotta has served as President and Chief Executive Officer of CooperSurgical, Inc., the Company's women's health care business, since September 1992. He served as Vice President of the Company from December 1992 to May 1993, as Vice President, Corporate Development-Healthcare from December 1991 to December 1992 and as President of CooperVision, Inc. from November 1990 to June 1991.

     Mark R. Russell has served as the President and Chief Executive Officer of Hospital Group of America, Inc. ('HGA'), the Company's psychiatric services business, since June 1993 and as Executive Vice President and Chief Operating Officer of HGA from January 1987 until June 1993.

     Stephen C. Whiteford has served as Vice President and Corporate Controller since July 1992. He served as Assistant Corporate Controller from March 1988 to July 1992 and held a variety of financial positions at the Company and at Cooper Laboratories, Inc. (the Company's former parent) and its subsidiaries since 1975.

     There is no family relationship between any of the above-named officers or between any such officer and any director of the Company.

SECTION 16(a) COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), requires the Company's executive officers (as defined), directors and persons owning more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership of all equity and derivative securities of the Company with the Securities and Exchange Commission (the 'SEC'), the New York Stock Exchange, Inc. ('NYSE') and the Pacific Exchange, Inc. ('PCX'). SEC regulations also require that a copy of all such Section 16(a) forms filed be furnished to the Company by its officers, directors and greater than ten-percent stockholders.

     Based solely on a review of the copies of such forms and amendments thereto received by the Company, or on written representations from the Company's officers and directors that no Forms 5 were required to be filed, the Company believes that during fiscal 1997 all Section 16(a) filing requirements applicable to its officers, directors and beneficial owners of more than ten percent of any class of its equity securities were met.

SECURITIES HELD BY MANAGEMENT

     The following table sets forth information regarding ownership of the Company's Common Stock by each of its current directors, the individuals named in the Summary Compensation Table and by all of the current directors and executive officers as a group.

                                                                                  COMMON STOCK
                                                                            BENEFICIALLY OWNED AS OF
                                                                                JANUARY 31, 1998
                                                                           --------------------------
                                                                            NUMBER         PERCENTAGE
                        NAME OF BENEFICIAL OWNER                           OF SHARES       OF SHARES
------------------------------------------------------------------------   ---------       ----------

A. Thomas Bender........................................................    166,747(1)         1.1%
Michael H. Kalkstein....................................................     15,746(2)          *
Carol R. Kaufman........................................................     37,333(3)          *
Moses Marx..............................................................    185,049(2)(4)      1.2%
Nicholas J. Pichotta....................................................     30,000(5)          *
Donald Press............................................................     19,446(2)          *
Steven Rosenberg........................................................     11,913(2)          *
Allan E. Rubenstein.....................................................     10,624(6)          *
Mark R. Russell.........................................................     44,937(7)          *
Robert S. Weiss.........................................................    112,999(8)          *
Stanley Zinberg.........................................................      2,677(9)          *
All current directors and executive officers as a group (13 persons)....    723,390            4.8%

------------------

* Less than 1%.

 (1) Includes 133,667 shares which could be acquired upon the exercise of presently exercisable stock options.

 (2) Includes 210 shares which each of Messrs. Kalkstein, Marx, Press and Rosenberg purchased pursuant to the 1996 Long Term Incentive Plan for Non-Employee Directors (the '1996 LTIP'). Each such person has sole voting power with respect to those 210 shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 8,333 shares which each of them could acquire upon the exercise of presently exercisable stock options.

 (3) Includes 32,000 shares which Ms. Kaufman could acquire upon the exercise of presently exercisable stock options.

 (4) Does not include 4,133 shares of Common Stock owned by CLS. Mr. Marx is a director of CLS and also the majority stockholder of that company.

 (5) Represents 30,000 shares which Mr. Pichotta could acquire upon the exercise of presently exercisable stock options.

 (6) Includes 262 shares which Dr. Rubenstein purchased in January 1998 pursuant to the terms of the 1996 LTIP. Dr. Rubenstein has sole voting power with respect to those shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 4,167 shares which Dr. Rubenstein could acquire upon the exercise of presently exercisable stock options.

 (7) Includes 31,280 shares which Mr. Russell could acquire upon the exercise of presently exercisable stock options.

 (8) Includes 2,554 shares held on account for Mr. Weiss under the Company's 401(k) Savings Plan and 62,334 shares which he could acquire upon the exercise of presently exercisable stock options.

 (9) Includes 210 shares which Dr. Zinberg purchased pursuant to the terms of the 1996 LTIP. Dr. Zinberg has sole voting power with respect to those 210 shares; however, disposition is restricted pursuant to the terms of the 1996 LTIP. Also includes 2,222 shares which Dr. Zinberg could acquire upon the exercise of presently exercisable stock options.

PRINCIPAL SECURITYHOLDERS

     The following table sets forth information regarding ownership of outstanding shares of the Company's Common Stock by those individuals or groups who have advised the Company that they own more than five percent (5%) of such outstanding shares.

                                                                                COMMON STOCK
                                                                             BENEFICIALLY OWNED
                                                                           AS OF DECEMBER 31, 1997
                                                                          -------------------------
                                                                           NUMBER        PERCENTAGE
                       NAME OF BENEFICIAL OWNER                           OF SHARES      OF SHARES
-----------------------------------------------------------------------   ---------      ----------

FMR Corporation .......................................................     738,600(1)         5%
  62 Devonshire Street
  Boston, MA 02109

Montgomery Asset Management, LLC ......................................     717,980(2)       5.5%
  101 California Street
  San Francisco, CA 94111

Putnam Investments, Inc ...............................................   1,517,043(3)        10%
  One Post Office Square
  Boston, MA 02109

------------------

(1) Reported as of December 31, 1997 in Amendment #2 to its Schedule 13G dated January 10, 1998.

(2) Reported as of December 31, 1997 in its Schedule 13G dated January 30, 1998.

(3) Reported as of December 31, 1997 in its Schedule 13G dated January 16, 1998.

EXECUTIVE COMPENSATION

                           SUMMARY COMPENSATION TABLE

     The table below shows compensation paid in or with respect to each of the last three fiscal years to the individual who served as the Company's Chief Executive Officer for fiscal 1997, and to each of the persons who were, for the fiscal year ended October 31, 1997, the four other most highly compensated executive officers of the Company or its subsidiaries.

                                          ANNUAL COMPENSATION                   LONG TERM COMPENSATION
                                  -----------------------------------   --------------------------------------
                                                                                  AWARDS
                                                                        ---------------------------   PAYOUTS
                                                                        RESTRICTED      SECURITIES    --------
    NAME AND PRINCIPAL                                  OTHER ANNUAL      STOCK         UNDERLYING      LTIP      ALL OTHER
         POSITION          YEAR    SALARY     BONUS     COMPENSATION      AWARDS       OPTIONS/SARs   PAYOUTS    COMPENSATION
-------------------------- ----   --------   --------   -------------   ----------     ------------   --------   ------------

A. Thomas Bender (1) ..... 1997   $333,700   $270,297      -0-                -0-          32,611     $ 60,966     $  2,250(3)
  President and Chief      1996   $317,810   $230,412      -0-           $ 26,608         199,111     $ 64,763     $  1,800(3)
  Executive Officer        1995   $300,000   $187,500      -0-           $ 36,114          36,111     $ 34,444     $    900(3)

Carol R.Kaufman (2) ...... 1997   $168,000   $108,864      -0-                -0-          14,000          -0-     $    716(4)
  Vice President of Legal  1996   $160,000   $ 92,800      -0-                -0-           8,000          -0-     $    587(7)
  Affairs, Secretary and   1995   $ 11,574        -0-      -0-                -0-          10,000          -0-     $    200(6)
  Chief Administrative
  Officer

Nicholas J. Pichotta ..... 1997   $200,000   $111,200      -0-                -0-          15,000     $ 60,966     $  1,174(4)
  President and CEO of     1996   $190,000   $ 98,800      -0-           $ 26,608          10,000     $ 64,763     $  1,016(7)
  CooperSurgical, Inc.     1995   $190,000   $ 95,000      -0-           $ 36,114           5,000     $ 34,444     $  1,006(7)

Mark R. Russell .......... 1997   $262,500   $180,989      -0-                -0-          14,000     $ 60,966     $  1,866(4)
  President and CEO of     1996   $250,000   $176,400      -0-           $ 26,608          10,000     $ 64,763     $ 49,842(5)(7)
  Hospital Group of        1995   $250,000   $ 23,750      -0-           $ 36,114           5,000     $ 34,444     $  1,766(7)
  America, Inc.

Robert S. Weiss .......... 1997   $239,100   $154,937      -0-                -0-          19,000          -0-     $  1,408(4)
  Executive Vice           1996   $227,700   $132,066      -0-           $ 79,853         127,000          -0-     $  1,235(7)
  President, Treasurer and 1995   $218,500   $109,250      -0-           $108,332          15,000     $103,333     $    786(7)
  CFO

------------------

(1) Mr. Bender assumed the position of President and Chief Executive Officer in May 1995. Previously, he served as Executive Vice President and Chief Operating Officer.

(2) Ms. Kaufman assumed the position of Vice President and Chief Administrative Officer in October 1995. She was elected Vice President of Legal Affairs and Secretary in March 1996.

(3) Consists of income associated with life insurance coverage.

(4) Consists of a $300 contribution by the Company to a 401(k) account and income associated with life insurance coverage.

(5) Includes $48,076 paid for accrued vacation.

(6) Consists of a $200 contribution by the Company to a 401(k) account.

(7) Consists of a $200 contribution by the Company to a 401(k) account and income associated with life insurance coverage.

              OPTION GRANTS IN FISCAL YEAR ENDED OCTOBER 31, 1997

                                                                                                 POTENTIAL REALIZABLE VALUE
                                               PERCENT OF                                          AT ASSUMED ANNUAL RATES
                                              TOTAL OPTIONS                                      OF STOCK PRICE APPRECIATION
                                               GRANTED TO                                            FOR OPTION TERM (3)
                                    OPTIONS   EMPLOYEES IN     EXERCISE PRICE    EXPIRATION    -------------------------------
              NAME                  GRANTED    FISCAL YEAR       PER SHARE          DATE          5%($)              10%($)
---------------------------------   ------    -------------    --------------    ----------    ------------       ------------

A. Thomas Bender.................   21,500(1)      10.2%           $35.09         10/29/07     $    508,518       $  1,256,607
                                    11,111(2)       5.3%           $21.00         03/25/07     $    146,741       $    371,870
Carol R. Kaufman.................   14,000(1)       6.6%           $35.09         10/29/07     $    331,128       $    818,256
Nicholas J. Pichotta.............   15,000(1)       7.1%           $35.09         10/29/07     $    354,780       $    876,703
Mark R. Russell..................   14,000(1)       6.6%           $35.09         10/29/07     $    331,128       $    818,256
Robert S. Weiss..................   19,000(1)       9.0%           $35.09         10/29/07     $    449,388       $  1,110,490
All Stockholders as a
  Group..........................      N/A          N/A               N/A              N/A     $381,605,653(4)    $967,063,648(4)

(1) The option became exercisable when the average of the closing prices of a share of the Company's Common Stock on the NYSE during 30 consecutive calendar days following the date of grant equaled $42.11.

(2) Mr. Bender's 11,111 share option was granted pursuant to a prior agreement providing that the option would become exercisable based on achievement of the following two tests that were met on the date of grant: (a) as of March 25, 1997 Mr. Bender held the position as the Chief Executive Officer of the Company and (b) the price of the Company's Common Stock reached a specified level.

(3) The dollar amounts under these columns are the results of calculations at the 5% and 10% annual appreciation rates set by the SEC for illustrative purposes and are not intended to forecast future financial performance or possible future appreciation, if any, in the price of the Company's Common Stock. Stockholders are, therefore, cautioned against drawing any conclusions from the appreciation data shown, aside from the fact that optionees will only realize value from option grants if the price of the Company's Common Stock appreciates, which would benefit all stockholders commensurately.

(4) Assumes a base market capitalization of $605,000,000, computed on the basis of the number of shares outstanding and the average of the high and the low trading price of the Company's Common Stock on December 31, 1997.

                AGGREGATE OPTION EXERCISES IN FISCAL YEAR ENDED
               OCTOBER 31, 1997 AND FISCAL YEAR-END OPTION VALUES

                                                                      NUMBER OF SECURITIES         VALUE OF UNEXERCISED
                                                                     UNDERLYING UNEXERCISED      IN-THE-MONEY OPTIONS AT
                              SHARES ACQUIRED                      OPTIONS AT FISCAL YEAR END        FISCAL YEAR END
           NAME                 ON EXERCISE      VALUE REALIZED     EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
---------------------------   ---------------    --------------    ---------------------------   ------------------------
A. Thomas Bender...........         -0-               -0-                111,667/189,500          $3,014,916/$2,012,503
Carol R. Kaufman...........         -0-               -0-                 18,000/14,000              $448,350/$7,490
Nicholas J. Pichotta.......         -0-               -0-                 15,000/15,000              $354,975/$8,025
Mark R. Russell............        5,000            $76,850               17,280/14,000              $458,370/$7,490
Robert S. Weiss............         -0-               -0-                43,334/131,000           $1,120,669/$1,344,165

RETIREMENT INCOME PLAN

     The Company's Retirement Income Plan was adopted in December 1983. All employees of the Company and certain of its subsidiaries who work at least 1,000 hours per year are covered by the plan. For services performed after December 31, 1988, members are entitled to an annual retirement benefit equal to .6% of base annual compensation up to $10,000 and 1.2% of base annual compensation which exceeds $10,000 but is not in excess of the applicable annual maximum compensation permitted to be taken into account under Internal Revenue Service guidelines for each year of service. For service prior to January 1, 1989, members are entitled to an annual retirement benefit equal to .75% of base annual compensation up to the Social Security Wage Base in effect that year and 1.5% of base annual compensation in excess of the Social Security Wage Base for each year of service.

     The estimated annual benefits payable under this plan upon retirement (at the normal retirement age of 65) for Messrs. Bender, Pichotta, Weiss and Ms. Kaufman are approximately $22,000, $38,000, $55,000, and $35,000, respectively. Mr. Russell is not a participant in the plan.

CONTRACTS

     The Company is a party to employment agreements with Nicholas J. Pichotta, and Robert S. Weiss. CooperVision, Inc., one of the Company's subsidiaries, is a party to an agreement with A. Thomas Bender. Hospital Group of America, Inc., another subsidiary, is a party to an agreement with Mark R. Russell. Each agreement provides that employment shall continue until terminated, except the agreement with Mr. Russell, which expires on July 1, 1999. Compensation paid under these agreements and awards under the Company's LTIP are set forth in the foregoing tables. Subject to the amendments described below with respect to Mr. Bender, if (i) the Company or relevant subsidiary terminates the employee without Cause or (ii) the employee terminates his employment for Good Reason or following a Change in Control (as each term is defined in the relevant agreement), the Company or the relevant subsidiary will pay Mr. Bender 200% and each of Messrs. Russell and Weiss 150% of his annual base salary (such percentage to be reduced to 100% for Mr. Weiss if the termination arises out of a Change in Control) and will pay Mr. Pichotta 100% of his annual base salary (except that in certain circumstances following a Change in Control such payment could increase to 150% of his annual base salary). In addition, Messrs. Bender, Pichotta and Weiss would continue to participate in the Company's or the relevant subsidiary's various insurance plans for a period of up to 24 months, 24 months and 18 months, respectively, and to receive a pro-rata share of any amounts that would have been payable to him under the Company's Incentive Payment Plan (or any comparable plan then in effect) based on the number of months he served during the fiscal year in which the termination occurs. Each of those individuals would also become fully vested in all benefits due under the Retirement Income Plan. The agreement between the Company and Mr. Weiss has been guaranteed by CooperVision, Inc.

     Mr. Bender's employment agreement was amended most recently in May 1995 in connection with his assumption of additional responsibilities. Among other items, the amended agreement provides that if Mr. Bender is asked, at any time, to relinquish the position of Chief Executive Officer of the Company, such relinquishment will not entitle Mr. Bender to terminate his employment for Good Reason and will not constitute a termination under the agreement so long as Mr. Bender remains in the position of President of CooperVision, Inc.

     Under the Company's LTIP, upon the occurrence of a Change in Control or upon the occurrence of a Potential Change in Control (as such terms are defined in the LTIP), restrictions will be removed from restricted shares, options will become exercisable and, unless otherwise determined by the Compensation/LTIP Committee of the Board of Directors prior to any Change in Control, the value of all outstanding stock options will be cashed out on the basis of the Change in Control Price (as defined in the LTIP) as of the date such Change in Control or Potential Change in Control is determined to have occurred. On January 16, 1995, the Board of Directors amended the LTIP to provide that, with certain exceptions, the occurrence of a Change in Control or a Potential Change in Control would have no effect on any awards made under the LTIP subsequent to December 19, 1994.

     Messrs. Bender, Pichotta, Russell and Weiss were participants in the Company's Turn-Around Incentive Plan ('TIP'), a plan adopted in May 1993 to recognize the special efforts of certain individuals in guiding the Company through certain difficulties that existed at that time related to the Company's then capital structure and its former ownership of companies that manufactured and distributed breast implants. In May 1994 participants received an aggregate payment of cash and shares of restricted stock from which all restrictions were removed in May 1996. In August 1995 participants received an additional payment of cash and shares of restricted stock. Restrictions from one half of these shares were removed in August 1996 and the restrictions on the balance of the shares were removed in August 1997. All provisions of the TIP have been met and all required payments have been made to the participants.

COMPENSATION OF DIRECTORS

     Employees of the Company who are also directors receive no additional compensation. Each director who is not also an employee of the Company (a 'Non-Employee Director') receives a stipend of $22,500 per annum, unless such director is Chairman of the Board, in which case the stipend is $28,125 per annum. Each Non-Employee Director serving as a chairman of a committee of the Board receives an additional stipend of $1,000 per annum. Each Non-Employee Director receives meeting fees ranging from $125 to $1,000 per meeting, depending on duration, and up to $1,000 per day for other days substantially spent on affairs of the Company.

     In addition, each November the Non-Employee Directors of the Company receive restricted stock having a fair market value (determined according to a formula contained in the 1996 LTIP) of $7,500 ($9,375 in the case of a Non-Employee Chairman of the Board) and an option to purchase shares of stock, with an exercise price equal to 100% of the fair market value of the Common Stock of the Company on the date of grant. The options granted in November 1997 entitled each Non-Employee Director to purchase up to 5,000 shares of the Company's Common Stock (6,250 shares in the case of the Non-Employee Chairman of the Board). Restrictions will generally not be removed from the restricted stock until its fair market value appreciates 20% from the date of grant or five years have passed; the options generally will not become exercisable until the fair market value of the Common Stock appreciates 20% from the date of grant or five years have elapsed from the date of grant.

                      REPORT OF THE COMPENSATION COMMITTEE

     In accordance with the rules and regulations of the SEC, the following report of the Compensation/Long Term Incentive Plan Committee (the 'Committee') and the performance graph appearing immediately thereafter shall not be deemed to be 'soliciting material' or to be 'filed' with the SEC or subject to Regulations 14A or 14C of the Exchange Act, or to the liabilities of Section 18 of the Exchange Act and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, notwithstanding any general incorporation by reference of this Proxy Statement into any other filed document.

SCOPE OF THE COMMITTEE; MEMBERS

     The Committee is composed of three outside directors: Dr. Rubenstein and Messrs. Kalkstein and Press.

     The charter of the Committee provides that the Committee will review and approve all aspects of the compensation paid to the Company's Chief Executive Officer and the four other most highly paid executive officers, all salaries and salary increases for executives whose annual base salary is $200,000 or greater and all agreements providing for the payment of benefits following a change in control of the Company or severance following a termination of employment. The charter also calls for the Committee to review and approve the terms of each incentive compensation and bonus program in effect and the aggregate amounts which can be awarded thereunder each year. The members of the Committee also administer the Company's LTIP.

EXECUTIVE COMPENSATION FOR FISCAL 1997

     The Committee's philosophy regarding compensation of the executive officers recognizes the need to honor existing employment agreements and the belief that executives should be compensated at competitive levels that are sufficient in order to attract and retain highly talented employees. Inherent in the compensation philosophy is the emphasis on performance-based compensation.

     In keeping with the goal of enhancing the Company's profitability and continuing to build stockholder value, the Company's long-term compensation programs are designed to reward growth in stockholder value, as well as to reward long-term service to the Company. The value of awards under such plans is primarily dependent upon increases in the price of the Company's Common Stock over a period of up to ten years. Generally, the plans require employees to remain employed by the Company throughout the period in order to receive their awards.

     The level of annual compensation for individual executive officers are based upon a number of factors. The Committee took into account a combination of the individual executive officer's performance and the performance of the Company and the individual business for which such person was responsible, the scope of such person's responsibility, and the current compensation package in place for that officer. The Committee also reviewed compensation surveys and other published compensation data covering the healthcare industry, and industry in general, to assess whether the salary ranges in place for its executive officers are competitive. Increases in an executive's annual base salary are dependent on such person's performance, company-wide or a particular subsidiary's financial results and on general levels of wage and price inflation.

     In making awards under the 1997 Incentive Payment Plan (the 'IPP'), primary consideration was given to the performance of the Company or the subsidiary for which the executive officer worked. Participation levels under the Company's 1997 IPP were set at percentages of base salaries previously assigned to designated positions within the corporate structure, modified to reflect the recommendations of the Company's Chief Executive Officer. IPP awards are paid with respect to each fiscal year when the operating businesses, or the parent Company, as a consolidated entity (depending upon the executive's employer) meet specified performance targets. In fiscal 1997 performance targets for executives employed by an operating subsidiary were tied to the attainment by that business of specified levels of net revenue, operating income and cash flow. For executives employed by the parent Company, performance targets were tied to the attainment of certain levels of consolidated net revenue, net income and cash flow. In addition, a portion of each individual's award can be granted on a discretionary basis by his or her division head or the Chief Executive Officer, or in the case of the five most highly paid executive officers, by the Committee, following an assessment of each individual's performance.

     Long term incentive rewards are made under the Company's LTIP, based on recommendations submitted to the Committee by the Company's Chief Executive Officer. In fiscal 1997, awards consisted of grants of stock options having exercise prices equal to 100% of the fair market value of the Company's Common Stock on the date of grant. The future value of these options is directly linked to increases in the price of the Company's Common Stock, thereby linking long-term compensation to increased stockholder value and continuing service to the Company.

     In keeping with the Committee's philosophy of linking executive rewards to the continued enhancement of stockholder value and the desire to ensure the retention of key senior executives, during 1996 the Committee approved a special grant of performance-based stock options to Messrs. Bender and Weiss. These grants were issued in recognition of their significant achievements in returning the Company to profitability and financial health and to reinforce management's focus on the long-term success of the organization. This special grant was designed to reward successful efforts by these two key executives in achieving exceptional profitability for the Company as reflected in increased share value and to provide rewards to these executives only to the extent they were successful in achieving a significant increase in the market value of the Company within narrowly defined time periods and were also conditioned on continued employment. The Committee worked with a nationally recognized compensation and benefits consulting firm to ensure the design would effectively link superior rewards with extraordinary performance. The exercise price for these special options was set at a significant premium above the market value of the Company's Common Stock at date of grant ($11.75 at July 9, 1996), ensuring no gain would be provided to these executives unless and until the stock price increased above the stipulated hurdles. These options were granted in four tranches, each of which was to be triggered only if the targeted price was attained within the allotted time frame. Once the targeted stock price was reached, the average trading price had to equal or exceed the target price for a period of 30 consecutive calendar days thereafter and the corresponding options became exercisable two years hence, subject to certain restrictions on each recipient's continued employment. Due to exceptional performance in 1997, the targeted price for the four tranches of each grant was met, and the underlying options will become exercisable at specified dates in 1999. Concurrently, the Company's market value increased by $358 million to $530 million at October 31, 1997. The Committee believes this unique grant served to further align the interests of the Company's senior management with the interests of stockholders and reflects the Company's emphasis on continued financial success.

CEO COMPENSATION FOR FISCAL 1997

     Mr. Bender's $333,700 base salary represents his salary for serving as the Company's President and CEO and for serving as the President of CooperVision.

     Mr. Bender's 1997 bonus consisted of $270,297 paid under the IPP. Mr. Bender was eligible to participate in the IPP at a level equal to 50% of the $333,700 salary paid to him in fiscal 1997, with such level subject to increase in the event that certain specified financial targets were exceeded. The determination of Mr. Bender's actual IPP payment depended upon both the Company's ability to meet targeted net revenue, income and cash flow levels and on the Committee's discretion. Net revenue, income and cash flow in fiscal 1997 each exceeded the Company's budget, thereby entitling Mr. Bender to a bonus of $145,160 based solely on the Company's financial performance. An additional $125,137 was awarded to Mr. Bender by the Committee under the discretionary component of the IPP based on its belief that Mr. Bender's performance in fiscal 1997 contributed to significant growth in market value of the Company, and substantial overall improvement in each of the Company's operations. During the year, the market capitalization of the Company improved 208% from approximately $172 million at October 31, 1996 to approximately $530 million at October 31, 1997.

TAX CONSIDERATIONS

     The Committee has not yet adopted a policy with respect to qualification of executive compensation in excess of $1 million per individual for deduction under Section 162(m) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder and does not anticipate that the compensation of any executive officer during 1998 will exceed the limits for deductibility. In structuring the Company's compensation programs and determining a policy for future periods, the Committee would expect to consider all relevant factors, including the Company's strategic goals, taking into consideration competitive practice and market conditions, the Company's tax position and the materiality of the amounts likely to be involved.

            THE COMPENSATION AND LONG TERM INCENTIVE PLAN COMMITTEE
                              MICHAEL H. KALKSTEIN
                                  DONALD PRESS
                           ALLAN E. RUBENSTEIN, M.D.

                               PERFORMANCE GRAPH

     The following graph compares the cumulative total return on the Company's Common Stock with the cumulative total return of the Standard & Poor's 500 Stock Index, Standard & Poor's SmallCap 600 Stock Index (in which the Company is now included) and the Standard & Poor's Medical Products & Supplies Index for the five-year period ended October 31, 1997. The graph assumes that the value of the investment in the Company and in each index was $100 on October 31, 1992 and assumes that all dividends were reinvested.

                  COMPARISON OF 5-YEAR CUMULATIVE RETURN


               THE COOPER        S&P         S&P              S&P
             COMPANIES, INC.     500     SMALLCAP 600     HEALTH CARE
             ---------------     ---     ------------     -----------

10/31/92           100           100          100             100
10/31/93            50           115          134              78
10/31/94           191           119          129              88
10/31/95           142           151          156             148
10/31/96           348           187          188             177
10/31/97           867           247          249             206

    PROPOSAL 2  --  ADOPTION OF THE COMPANY'S 1998 LONG-TERM INCENTIVE PLAN

GENERAL

     On December 15, 1997, the Company's Board of Directors adopted the 1998 Long Term Incentive Plan (the '1998 LTIP' or the 'Plan'), subject to the approval of such plan by the stockholders of the Company. The 1998 LTIP generally provides for awards under substantially the same terms as the Company's 1988 Long Term Incentive Plan, which expires on September 14, 1998. A copy of the 1998 LTIP is attached as Exhibit A.

     The 1998 LTIP provides for grants of stock options intended to qualify as incentive stock options under Section 422 of the Internal Revenue Code. The Board of Directors believes that the 1998 LTIP, by permitting continued flexibility in the granting of stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units and long term performance awards, will provide the Company with sufficient equity award opportunities to continue to attract, retain and motivate key employees of the Company and its subsidiaries and affiliates, and will enable the Company to provide incentives to such key employees that are directly linked to the profitability of the Company's business and increased stockholder value.

     If approved, the 1998 LTIP would authorize the Committee (as defined under 'Summary of 1998 Long Term Incentive Plan -- Eligibility' below) to grant to eligible participants of the Company and its subsidiaries and affiliates, during a period of five years, stock options, stock appreciation rights, restricted stock, deferred stock, stock purchase rights, phantom stock units (a right to receive from the Company in cash an amount equal to 100% of the Fair Market Value of a share of stock) and long term performance awards for up to 1,000,000 shares of Common Stock, subject to adjustment for future stock splits, stock dividends and similar events. Options, awards and other grants under the 1998 LTIP which expire unexercised or are forfeited are not counted in applying the aggregate share authorization described above. As used herein, the term 'Fair Market Value' means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted selling price, regular way, of the Common Stock on the NYSE or, if no such sale of Common Stock occurs on the NYSE on such date and the NYSE is open for trading on such day, the Fair Market Value of the Common Stock as determined by the Committee in good faith.

SUMMARY OF 1998 LONG TERM INCENTIVE PLAN

     The full text of the 1998 LTIP is set forth in the attached Exhibit A. The following general description of certain features of the 1998 LTIP is qualified in its entirety by reference to the 1998 LTIP.

     Eligibility. Officers, consultants and other key employees of the Company and its subsidiaries and affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its subsidiaries and affiliates are eligible to be granted stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units or long term performance awards under the 1998 LTIP.

     Administration. The 1998 LTIP is administered by the Board of Directors or, if the Board delegates its power and authority to administer the plan to a committee of the Board, such committee. Any such committee shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is a 'Non-Employee Director' of the Company, as defined in Rule 16b-3 under the Exchange Act. As used herein, the term 'the Committee' will refer to the above described committee or to the Board of Directors, as the case may be.

     The Committee has full power to select, from among the officers, consultants and other key employees eligible for awards, the individuals to whom awards will be granted, to make any combination of awards to any participants and to determine the specific terms of each grant, subject to the provisions of the 1998 LTIP.

     Stock Options. The 1998 LTIP permits the granting of stock options that either qualify as incentive stock options under Section 422(b) of the Internal Revenue Code ('Incentive Stock Options' or 'ISOs') or do not so qualify ('Non-Qualified Stock Options' or 'NQSOs'). The option exercise price for each share covered by an option shall be determined by the Committee, but shall be at least 100% of the Fair Market Value of a share of Common Stock as of the date of grant in the case of ISOs or at least 85% of the Fair Market Value as of the date of grant in the case of NQSOs.

     The term of each option will be fixed by the Committee but may not exceed ten years from the date of grant. The Committee will determine at what time or times each option may be exercised. Options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

     The option exercise price of options granted under the 1998 LTIP must be paid in full by check or other instrument acceptable to the Committee or, if the Committee so determines, by delivery of Common Stock, valued at Fair Market Value on the exercise date.

     Under the 1998 LTIP, in the event of termination of employment or an optionee's consultancy by reason of normal retirement at or after age 65, approved early retirement, long-term disability or death, an option may thereafter be exercised (to the extent it was then exercisable) for a period of three years (or such shorter period as the Committee shall determine at grant), subject to the stated term of the option. If an optionee's employment or consultancy is terminated by reason of normal retirement at or after age 65, approved early retirement or long-term disability and thereafter dies while the option is still exercisable, the option will in general be exercisable for twelve months (or such shorter period as the Committee shall determine at grant) following death, subject to the stated term of the option. The Committee may at or after the grant date provide for acceleration of the exercisability of options upon termination of employment or consultancy by reason of normal retirement, approved early retirement, disability or death.

     If an optionee's employment or consultancy terminates for any reason other than normal retirement at or after age 65, approved early retirement, disability or death, his options will thereupon terminate, except that if an optionee's employment is involuntarily terminated without Cause as defined in the 1998 LTIP, his options may be exercised, to the extent then exercisable, for three months (unless otherwise determined by the Committee) following termination, subject to the stated term of the option.

     The 1998 LTIP also permits the Committee (i) at any time to offer to buy out for a payment in cash, Common Stock, deferred Common Stock or restricted Common Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made and (ii) if the option agreement so provides, to settle the spread value of an option, upon its exercise, in the form of deferred Common Stock or restricted Common Stock.

     To qualify as ISOs, options must meet additional Federal tax requirements. Under current law these requirements include limits on the value of ISOs that become exercisable annually with respect to any optionee, and a shorter exercise period and a higher minimum exercise price in the case of certain large stockholders.

     Stock Appreciation Rights. The Committee may also grant non-transferable stock appreciation rights ('SARs') separately or in conjunction with options. An SAR granted in association with an option will entitle the holder upon exercise to receive an amount in any combination of cash or Common Stock (as determined by the Committee) equal in value to the excess of the Fair Market Value of the shares covered by such right over the aggregate exercise price of the related option for such shares. An SAR awarded with no associated option will entitle the holder upon exercise to receive an amount in cash equal in value to the excess, if any, of the Fair Market Value of a number of shares specified in the award at the date of exercise of the SAR over the Fair Market Value of such number of shares at the date of grant of the SAR. Each SAR granted in association with an option will terminate upon the termination or exercise of the related option and the exercise of an SAR will result in the cancellation of the related option.

     Restricted Stock. The Committee may award shares of restricted Common Stock subject to certain conditions set forth in the 1998 LTIP and such other conditions and restrictions as the Committee may determine which may include the attainment of performance goals and the payment of a purchase price which shall be equal to or greater than par value. Prior to the lapse of restrictions on shares of restricted Common Stock, the participant will have all rights of a stockholder with respect to the shares, including voting and dividend rights, subject to the conditions and restrictions generally applicable to restricted Common Stock or specifically set forth in the participant's restricted stock award agreement. A recipient of restricted Common Stock must enter into a restricted stock award agreement with the Company, in such form as the Committee determines, setting forth the restrictions to which the shares are subject and the date or dates on which the restrictions will lapse. The Committee may permit such restrictions to lapse in installments within the restricted period or may accelerate the removal of restrictions or waive such restrictions at any time.

     Shares of restricted Common Stock are non-transferable and if a participant who holds shares of restricted Common Stock terminates employment or his consultancy for any reason (including death) prior to the lapse or

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
waiver of the restrictions, the Company, subject to the terms of the restricted stock award agreement, will have the right to require the forfeiture of the shares in exchange for the amount which the participant paid for them.

     Deferred Stock. The Committee may make deferred stock awards under the 1998 LTIP. These are nontransferable awards entitling the recipient to receive shares of Common Stock without any payment in cash or property in one or more installments at a future date or dates, as determined by the Committee. Receipt of deferred stock may be conditioned on such matters as the Committee shall determine, including continued employment or providing future consulting services or attainment of performance goals.

     A recipient of a deferred stock award must enter into an agreement setting forth the applicable provisions for deferral of the shares of Common Stock covered by such award, as determined by the Committee. Except as otherwise determined by the Committee, all such rights will terminate upon the participant's termination of employment or consultancy. Any deferral restrictions under a deferred stock award may be accelerated or waived by the Committee at any time prior to termination of employment or consultancy. The Committee may permit participants to further defer receipt of a deferred stock award. Recipients of deferred stock awards will be entitled to receive dividend equivalents, subject to the terms of the award agreement.

     Stock Purchase Rights. The Committee may grant participants stock purchase rights to purchase stock (including restricted or deferred Common Stock) at a price equal to 50% or 100% of its Fair Market Value, 100% of its book value or 100% of its par value for limited periods of up to 90 days.

     In connection with stock purchase rights granted under the 1998 LTIP, the Committee may authorize loans from the Company to the participant for up to 90% of the purchase price. Loans, including extensions, may be for up to ten years and may be with or without recourse against the participant in the event of default. The Committee may require the participant to pledge the purchased stock or other property as security for the loan. Each loan shall be subject to such terms and conditions and shall bear such rate of interest as the Committee shall determine. Loans may be made at any time, subject to such limitations as the Committee shall prescribe.

     Long Term Performance Awards. The Committee may also grant long term performance awards under the 1998 LTIP. Such awards shall be based on corporate, business unit and/or individual performance over designated periods ('Performance Periods') of at least two years. Performance objectives may vary from participant to participant, group to group, and period to period.

     Unless otherwise determined by the Committee, long term performance awards will generally be paid out on a prorated basis in the event of termination due to retirement at or after age 65 or approved early retirement, death or disability and will be forfeited in the event of other types of termination. Long term performance awards will be payable in cash or stock (including restricted or deferred Common Stock).

     Phantom Stock Units. The Committee may grant non-transferable phantom stock units, subject to such conditions as the Committee shall determine, entitling the holder, upon surrender of the units to the Company, to receive an amount of cash equal to 100% of the Fair Market Value of a number of shares of Common Stock specified in the award. Recipients will be entitled to receive dividend equivalents, subject to the terms of the award.

     Dividends and Deferrals under the 1998 LTIP. The Committee may require or permit the immediate payment, or the deferral and deemed reinvestment, of (i) dividends paid on awards under the 1998 LTIP and (ii) amounts equal to dividends which would have been paid if shares subject to an award had been outstanding. It may also permit participants to make elections to defer receipt of benefits under the 1998 LTIP. The Committee may also provide for amounts deferred under the 1998 LTIP to be treated as being invested in interest bearing obligations or in property, on such terms as the Committee may determine.

     'Unfunded' Status of 1998 LTIP. A participant in the 1998 LTIP will have no rights under the 1998 LTIP greater than those of a general creditor of the Company. The Committee may authorize the creation of trusts and other arrangements to facilitate or ensure payment of the Company's obligations under the 1998 LTIP, provided that such trusts and arrangements are consistent with the 'unfunded' status of the Plan (unless the Committee otherwise determines with the consent of the participant).

     Adjustment for Stock Dividends, Mergers, etc. The Committee is authorized to make appropriate substitution or adjustments in connection with outstanding awards under the 1998 LTIP in the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or similar event. In addition, in the event of any merger or other corporate transaction or event which results in shares of Common Stock being purchased for cash, or being exchanged for or converted into cash or the right to receive cash, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, may provide that any outstanding award under the 1998 LTIP shall be converted into the right to receive an amount of cash equal to the amount of cash, if any, that would have been received, in the event of such merger or corporate transaction or event, if such award had been fully exercisable or payable, or vested and had been exercised or paid immediately prior to such merger or other corporate transaction or event to the extent of the cash value thereof, and, upon such conversion, such award (including any such award which under the terms of such merger or other corporate transaction or event, would have no cash value) shall be cancelled.

     Amendment and Termination. The Board may amend, alter or discontinue the 1998 LTIP at any time, but such amendment, alteration or discontinuation shall not adversely affect any outstanding award without the consent of each affected participant; provided, however, that no amendments to the schedule of the 1998 LTIP providing for UK Options (as defined below under 'Certain Stock Options for United Kingdom Employees') will have effect until the approval of the UK Inland Revenue has been obtained in respect thereof. In addition, the Board may not, without the prior approval of the stockholders, make any amendment which would
(a) increase the number of shares reserved for grants under the 1998 LTIP, (b) change the class of employees eligible to receive awards or (c) extend the maximum term for awards. The Committee may amend the terms of any award or option theretofore granted, retroactively or prospectively, but no such amendment shall impair the rights of the holder of any award without the holder's consent. The Committee may accelerate any award or option or waive any conditions or restrictions pertaining to such award or option at any time. The Committee may also substitute new stock options for previously granted stock options, including previously granted stock options having higher option exercise prices.

FEDERAL INCOME TAX ASPECTS OF 1998 LONG TERM INCENTIVE PLAN

     THE TAX CONSEQUENCES OF THE 1998 LTIP UNDER CURRENT FEDERAL LAW ARE SUMMARIZED IN THE FOLLOWING DISCUSSION WHICH DEALS WITH THE GENERAL TAX PRINCIPLES APPLICABLE TO THE 1998 LTIP, AND IS INTENDED FOR GENERAL INFORMATION ONLY. IN ADDITION, THE TAX CONSEQUENCES DESCRIBED BELOW ARE SUBJECT TO THE LIMITATION OF THE 1993 OMNIBUS BUDGET RECONCILIATION ACT ('OBRA'), AS DISCUSSED IN FURTHER DETAIL BELOW. ALTERNATIVE MINIMUM TAX AND STATE, LOCAL AND FOREIGN INCOME TAXES ARE NOT DISCUSSED, AND MAY VARY DEPENDING ON INDIVIDUAL CIRCUMSTANCES AND FROM LOCALITY TO LOCALITY.

     Incentive Stock Options. No taxable income is realized by the optionee upon the grant or exercise of an ISO. If Common Stock is issued to an optionee pursuant to the exercise of an ISO, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to such optionee, then (a) upon sale of such shares, any amount realized in excess of the option price will be taxed to such optionee as a long-term capital gain and any loss sustained will be a long-term capital loss, and (b) no deduction will be allowed to the Company or the subsidiary employing the optionee for federal income tax purposes. The exercise of an ISO will give rise to an item of adjustment that may result in alternative minimum tax liability for the optionee.

     If Common Stock acquired upon the exercise of an ISO is disposed of prior to the expiration of either holding period described above, generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the Fair Market Value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares and (b) the Company or the subsidiary employing the optionee will be entitled to deduct such amount. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the Company.

     Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the optionee's employment, the option will generally be taxed as a Non-Qualified Stock Option.

     Non-Qualified Stock Options. Except as noted below, with respect to Non-Qualified Stock Options, (a) no income is realized by the optionee at the time the option is granted; (b) generally, at exercise, ordinary income is realized by the optionee in an amount equal to the difference between the option price paid for the shares and the Fair Market Value of the shares on the date of exercise, and the Company or the subsidiary employing the optionee is entitled to a tax deduction in the same amount; and (c) at disposition, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held. See also discussions below regarding restricted Common Stock and deferred Common Stock awards for tax rules applicable where the spread value of an option is settled in restricted Common Stock or deferred Common Stock.

     If an optionee pays for his Option Stock with previously owned shares of Common Stock, the tax consequences will be as follows:

          (a) In the case of an ISO, if the optionee uses shares of Common Stock he owns to pay the option price, (i) the optionee's holding period for the newly issued shares equal in number to the surrendered shares (the 'exchanged shares') will include the period during which the surrendered shares were held, (ii) the optionee's basis in such exchanged shares will be the same as his basis in the surrendered shares and (iii) no gain or loss will be recognized by the optionee on the exchange of the surrendered shares for the exchanged shares. Further, the optionee will have a zero basis in the additional shares received over and above the exchanged shares. However, if an optionee tenders shares acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such shares for purposes of whether a disqualifying disposition has occurred and such tender may be treated as a taxable exchange.

          (b) In the case of a NQSO, if the optionee uses shares of Common Stock he owns to pay the option price, (i) the optionee's holding period for the newly issued shares equal in value to the surrendered shares (the 'exchanged shares') will include the period during which the surrendered shares were held, (ii) the optionee's basis in such exchanged shares will be the same as his basis in the surrendered shares; (iii) no gain or loss will be recognized by the optionee on the exchange of the surrendered shares for the exchanged shares and (iv) the optionee will be taxed on the Fair Market Value of the shares he receives over and above the exchanged shares.

     Stock Appreciation Rights. No income will be realized by a recipient in connection with the grant of SARs. When the SAR is exercised, the recipient will generally be required to include as taxable ordinary income in the year of exercise, an amount equal to the amount of cash received and/or the Fair Market Value of any shares of Common Stock received on the exercise. The Company or the subsidiary employing the optionee will be entitled to a deduction for Federal income tax purposes at the same time equal to the amount included in such recipient's income by reason of the exercise. If the recipient receives Common Stock upon the exercise of an SAR, the post-exercise appreciation (or depreciation) will be treated in the same manner as discussed above under 'Non-Qualified Stock Options.'

     Restricted Stock. A recipient of shares of restricted Common Stock will not realize any income when the rights to acquire the shares of restricted Common Stock is granted to him or when the certificates for the stock themselves are registered in his name. The recipient will realize ordinary income as and when the shares are transferable or no longer subject to a substantial risk of forfeiture in an amount equal to the difference between the Fair Market Value of the shares as of such date and the price, if any, he paid for such shares. Alternatively, the recipient can file a written election with the Internal Revenue Service, no more than 30 days after the certificates for the stock are issued, to be taxed as of the date of issuance on the difference between the then Fair Market Value of the shares of restricted Common Stock and the price the recipient paid for such shares.

     Once the recipient has realized ordinary income with respect to the shares, any subsequent increase in the value of the shares generally will be taxed, when the shares are sold, as long-term or short-term capital gain, depending on how long the shares are held. The recipient's holding period with respect to the shares of restricted Common Stock will begin on the date he realizes ordinary income with respect to the shares and the basis in the shares will be equal to their then Fair Market Value. The Company or the subsidiary employing the recipient will be entitled to a tax deduction when, and to the extent, ordinary income is realized by the recipient with respect to such shares.

     Deferred Stock. The recipient of a deferred Common Stock award will generally be subject to tax at ordinary rates on the Fair Market Value of the deferred Common Stock on the date that Common Stock is distributed to the recipient under the award, and the capital gains/loss holding period for such stock will also commence on such date. The Company or the subsidiary employing the recipient generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the recipient.

     Dividends and Dividend Equivalents. Dividends paid on restricted Common Stock generally will be treated as compensation that is taxable as ordinary income to the recipient, and will be deductible by the Company. If, however, the recipient makes a Section 83(b) election, the dividends will be taxable as ordinary income to the recipient but will not be deductible by the Company. If dividend equivalents are credited with respect to deferred Common Stock awards, the recipient will realize ordinary income when the dividend equivalents are paid and the Company or the subsidiary employing the recipient will be able to take a deduction at that time. Dividends and dividend equivalents reinvested or deemed reinvested in restricted Common Stock or deferred Common Stock will be treated as discussed above.

     Stock Purchase Right. Stock purchase rights will generally be taxed in the same manner as Non-Qualified Stock Options.

     Long Term Performance Awards. Long term performance awards once vested will in most instances be taxed as ordinary income unless receipt of payment is subject to restrictions or deferral limitations, in which case rules similar to those applicable to restricted and deferred Common Stock will apply.

     Phantom Stock Units. No income will be realized by a recipient in connection with the award of phantom stock units. When the phantom stock units are surrendered, the recipient will generally be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received on the exercise. Cash dividend equivalents paid to the recipient with respect to phantom stock units are includible as taxable ordinary income in the year of receipt. The conversion of dividend equivalents into additional phantom stock units pursuant to the terms of the phantom stock unit award, however, will not be taxable upon conversion but upon surrender of the phantom stock units for cash. The Company or the subsidiary employing the recipient will be entitled to a deduction for federal income tax purposes at the time payment is made to the recipient. The amount of the deduction is equal to the amount the recipient includes in income as a result of surrendering the phantom stock units. The Company or the subsidiary employing the recipient will also be entitled to a deduction for any cash dividend equivalent payment.

CERTAIN STOCK OPTIONS FOR UNITED KINGDOM EMPLOYEES

     In addition to the grants described above, the 1998 LTIP provides for the grant of certain stock options to United Kingdom participants that are subject to special tax treatment under applicable tax law ('UK Options').

     UK Options may be granted to employees or directors of the Company and its subsidiaries who are not ineligible to participate under certain provisions of English law and, with respect to directors, who are required to work in that capacity for the Company and/or any such subsidiary for a specified minimum number of hours per week. However, no UK Options may be granted to an employee or director which will result in the aggregate exercise price for all outstanding UK Options granted to him exceeding certain limits specified in the 1998 LTIP.

     UK Options may only be granted at an exercise price equal to at least 100% of Fair Market Value as of the date of grant, provided that if no sale of Common Stock occurs on the NYSE on such date the exercise price will be at least equal to the fair market value of the Common Stock as determined in accordance with the UK Taxations of Chargeable Gains Act of 1992 and agreed to on or before that date with the UK Inland Revenue Shares Valuation Division.

EFFECT OF 1993 OMNIBUS BUDGET RECONCILIATION ACT ON THE 1998 LTIP

     UNDER OBRA, WHICH BECAME LAW IN AUGUST 1993, INCOME TAX DEDUCTIONS OF PUBLICLY-TRADED COMPANIES MAY BE LIMITED TO THE EXTENT TOTAL COMPENSATION (INCLUDING BASE SALARY, ANNUAL BONUS, STOCK OPTION EXERCISES AND NON-QUALIFIED BENEFITS PAID IN 1994 AND THEREAFTER) FOR CERTAIN EXECUTIVE OFFICERS EXCEEDS $1 MILLION (LESS THE AMOUNT OF ANY 'EXCESS PARACHUTE PAYMENTS' AS DEFINED IN
SECTION 280G OF THE CODE) IN ANY ONE YEAR. HOWEVER, UNDER OBRA, THE DEDUCTION LIMIT DOES NOT APPLY TO CERTAIN 'PERFORMANCE-BASED' COMPENSATION ESTABLISHED BY AN INDEPENDENT COMPENSATION COMMITTEE WHICH CONFORMS TO CERTAIN RESTRICTIVE CONDITIONS STATED UNDER THE CODE AND RELATED REGULATIONS. BECAUSE THE COMPANY CURRENTLY DOES NOT EXPECT TO PAY TOTAL COMPENSATION TO ANY ONE EXECUTIVE OFFICER IN EXCESS OF $1 MILLION PER YEAR, THE COMPANY IS NOT SEEKING TO CONFORM THE 1998 LTIP TO THE RESTRICTIVE CONDITIONS OF THE OBRA LEGISLATION AND RELATED REGULATIONS.

BOARD RECOMMENDATION AND VOTE REQUIRED FOR APPROVAL

     The Board of Directors believes that the 1998 LTIP, by permitting continued flexibility in the granting of stock options, stock appreciation rights, restricted or deferred stock awards, stock purchase rights, phantom stock units and long term performance awards, will provide the Company with sufficient equity award opportunities to continue to attract, retain and motivate key employees of the Company and its subsidiaries and affiliates, and will enable the Company to provide incentives to such key employees that are directly linked to the profitability of the Company's business and increased stockholder value.

     The Board of Directors unanimously recommends approval of the 1998 Long Term Incentive Plan. Approval of the 1998 Long Term Incentive Plan requires the affirmative vote of holders of a majority of the shares of the Company's Common Stock present at the meeting in person or by proxy.

            PROPOSAL 3  --  RATIFICATION OF APPOINTMENT OF AUDITORS

     The Board of Directors has appointed the firm of KPMG Peat Marwick LLP, independent certified public accountants, to audit and opine upon the consolidated financial statements of the Company for the fiscal year ending October 31, 1998, such appointment to continue at the pleasure of the Board of Directors and to be subject to ratification by the stockholders. KPMG Peat Marwick LLP has served as auditors of the Company since the Company's incorporation in 1980. The stockholders are asked to ratify such appointment.

     The Board of Directors expects that one or more representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The Board of Directors of the Company knows of no other matters to be presented at the Annual Meeting, but if any such matters properly come before the Annual Meeting, it is intended that the persons holding the accompanying proxy will vote in accordance with their best judgment.

                                RECOMMENDATIONS

     The Board of Directors of the Company recommends that the stockholders vote FOR the election of the nominees for director named in this Proxy Statement, FOR approval of the Company's 1998 Long-Term Incentive Plan, and FOR ratification of the appointment of KPMG Peat Marwick LLP as independent certified public accountants of the Company for fiscal 1998.

     When a proxy in the form enclosed with this Proxy Statement is returned properly executed, the shares represented thereby will be voted in accordance with the directions indicated thereon or, if no directions are indicated, the shares will be voted in accordance with the recommendations of the Board of Directors.

                     STOCKHOLDER NOMINATIONS AND PROPOSALS

     All proposals of stockholders of the Company (other than for the election of directors) intended to be presented at the 1999 annual meeting of stockholders must be received by the Company no later than 60 days prior to the meeting date unless the Company gives less than 75 days notice of the meeting date, in which case they must be received by the Company no later than 15 days following the date on which the 1999 annual meeting of stockholders is noticed in order to be included in the Company's Proxy Statement and form of proxy relating to that meeting.

     The Nominating Committee or, if none exists, the Board of Directors will consider suggestions from stockholders for nominees for election as directors at the 1999 annual meeting of stockholders. For a stockholder to nominate any person for election as a director at the 1999 annual meeting of stockholders, the person making such nomination must be a stockholder entitled to vote and such nomination must be made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or mailed and received at the principal executive offices of the Company not less than 60 days or more than 90 days prior to the 1999 annual meeting of stockholders; provided, however, that in the event that less than 75 days notice or prior public disclosure of the date of such meeting is given or made to stockholders, notice by the stockholder to be timely must be received not later than the close of business on the 15th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. Such stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business or residential address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of capital stock of the Company which are beneficially owned by the person and (iv) any other

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
information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Exchange Act; and (b) as to the stockholder giving notice, (i) the record name and record address of the stockholder and (ii) the class and number of shares of capital stock of the Company which are beneficially owned by the stockholder. The Company may require any proposed nominee to furnish such other information as may reasonably be required by the Company to determine the eligibility of such proposed nominee to serve as a director of the Company. No person nominated by a stockholder shall be eligible for election as a director of the Company unless nominated in accordance with the above procedures.

                                          By Order of the Board of Directors

                                          /s/ ALLAN E. RUBENSTEIN, M.D.

                                          ALLAN E. RUBENSTEIN, M.D.
                                          Chairman of the Board of Directors

                                                                       EXHIBIT A

                           THE COOPER COMPANIES, INC.
                         1998 LONG TERM INCENTIVE PLAN

                           THE COOPER COMPANIES, INC.
                         1998 LONG TERM INCENTIVE PLAN

                               TABLE OF CONTENTS
                            ------------------------

                                                                                                           PAGE
                                                                                                           ----

SECTION  1.   Purpose; Definitions......................................................................     1
SECTION  2.   Administration............................................................................     2
SECTION  3.   Stock Subject to Plan.....................................................................     3
SECTION  4.   Eligibility...............................................................................     4
SECTION  5.   Stock Options.............................................................................     4
SECTION  6.   Stock Appreciation Rights.................................................................     6
SECTION  7.   Restricted Stock..........................................................................     7
SECTION  8.   Deferred Stock............................................................................     8
SECTION  9.   Stock Purchase Rights.....................................................................     9
SECTION 10.   Long Term Performance Awards..............................................................     9
SECTION 11.   Phantom Stock Units.......................................................................    10
SECTION 12.   Amendments And Termination................................................................    11
SECTION 13.   Unfunded Status of Plan...................................................................    11
SECTION 14.   General Provisions........................................................................    11
SECTION 15.   Effective Date of Plan....................................................................    12
SECTION 16.   Term of Plan..............................................................................    12
SECTION 17.   Certain Stock Options for United Kingdom Employees........................................    12
Schedule A

                           THE COOPER COMPANIES, INC.
                         1998 LONG TERM INCENTIVE PLAN

     SECTION 1. Purpose; Definitions.

     The purpose of The Cooper Companies, Inc. 1998 Long Term Incentive Plan (the 'Plan') is to enable the Company to attract, retain and reward key employees and consultants to the Company and its Subsidiaries and Affiliates, and strengthen the mutuality of interests between such key employees, consultants and the Company's stockholders, by offering such key employees and consultants performance-based incentive equity interests in the Company.

     For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) 'Affiliate' means any entity other than the Company and its Subsidiaries that is designated by the Board as a participating employer under the Plan, provided that the Company directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity or at least 20% of the ownership interests in such entity.

          (b) 'Board' means the Board of Directors of the Company.

          (c) 'Book Value' means, as of any given date, on a per share basis (i) the Stockholders' Equity in the Company as of the end of the immediately preceding fiscal year as reflected in the Company's consolidated balance sheet, subject to such adjustments as the Committee shall specify at or after grant, divided by (ii) the number of then outstanding shares of Stock as of such year-end date (as adjusted by the Committee for subsequent events).

          (d) 'Code' means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (e) 'Committee' shall mean the Board or, if the Board delegates its power and authority to administer this Plan to a committee of the Board described in this Section 2 of the Plan, such committee.

          (f) 'Company' means The Cooper Companies, Inc., a corporation organized under the laws of the State of Delaware, or any successor corporation.

          (g) 'Deferred Stock' means an award made pursuant to Section 8 below of the right to receive Stock at the end of a specified deferral period.

          (h) 'Disability' means disability as determined under procedures established by the Committee for purposes of this Plan.

          (i) 'Early Retirement' means retirement with the express consent for purposes of this Plan of the Company at or before the time of such retirement, from consulting or active employment with the Company and any Subsidiary or Affiliate pursuant to the early retirement provisions of the applicable pension plan of such entity.

          (j) 'Fair Market Value' means, as of any given date, unless otherwise determined by the Committee in good faith, the mean between the highest and lowest quoted selling price, regular way, of the Stock on the New York Stock Exchange or, if no such sale of Stock occurs on the New York Stock Exchange on such date, the fair market value of the Stock as determined by the Committee in good faith.

          (k) 'Incentive Stock Option' means any Stock Option intended to be and designated as an 'Incentive Stock Option' within the meaning of Section 422 of the Code.

          (l) 'Long Term Performance Award' means an award under Section 10 below that is valued in whole or in part based on the achievement of Company, Subsidiary, Affiliate, or individual performance factors or criteria as the Committee may deem appropriate.

          (m) 'Non-Employee Director' shall have the meaning set forth in Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, or any successor definition adopted by the Commission.

          (n) 'Non-Qualified Stock Option' means any Stock Option that is not an Incentive Stock Option.

          (o) 'Normal Retirement' means retirement from consulting or active employment with the Company and any Subsidiary or Affiliate on or after age 65.

          (p) 'Phantom Stock Unit' means a right, pursuant to an award granted under Section II and subject to the provisions thereof, to receive from the Company cash in an amount equal to the Fair Market Value of a share of Stock.

          (q) 'Plan' means this 1998 Long Term Incentive Plan, as hereinafter amended from time to time.

          (r) 'Restricted Stock' means an award of shares of Stock that is subject to restrictions under Section 7 below.

          (s) 'Retirement' means Normal or Early Retirement.

          (t) 'Stock' means the Common Stock, $0.10 par value per share, of the Company.

          (u) 'Stock Appreciation Right' means the right pursuant to an award granted under Section 6 below to (a) surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in any combination of cash or Common Stock equal to the difference between (i) the Fair Market Value, as of the date such Stock Option (or such portion thereof) is surrendered, of the shares of Stock covered by such Stock Option (or such portion thereof), subject, where applicable, to the pricing provisions in
     Section 6(b)(ii), and (ii) the aggregate exercise price of such Stock Option (or such portion thereof) or (b) to receive from the Company an amount of cash based upon the excess, if any, of the Fair Market Value of a number of shares of Stock specified in such award at the time of exercise of the right over the Fair Market Value of such number of shares of Stock on the date the right was granted.

          (v) 'Stock Option' or 'Option' means any option to purchase shares of Stock (including Restricted Stock and Deferred Stock, if the Committee so determines) granted pursuant to Section 5 below.

          (w) 'Stock Purchase Right' means the right to purchase Stock pursuant to Section 9.

          (x) 'Subsidiary' means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50%, or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

     In addition, the term 'Cause' shall have the meaning set forth in Section 5(i) below.

     SECTION 2. Administration.

     The Plan shall be administered by the Board or, if the Board delegates its power and authority to administer this Plan to a committee of the Board, such committee. Any such committee shall consist solely of two or more directors appointed by and holding office at the pleasure of the Board, each of whom is a 'Non-Employee Director' of the Company. If the Board delegates its power and authority to administer this Plan to a committee, the members of such committee shall serve at the pleasure of the Board, such committee members may resign at any time by delivering written notice to the Board and vacancies in the committee may be filled by the Board.

     The Committee shall have full authority to grant, pursuant to the terms of the Plan, to officers, consultants and other key employees eligible under
Section 4: (i) Stock Options, (ii) Stock Appreciation Rights, (iii) Restricted Stock, (iv) Deferred Stock, (v) Stock Purchase Rights, (vi) Long Term Performance Awards and/or (vii) Phantom Stock Units.

     In particular, the Committee shall have the authority:

          (i) to select the officers, consultants and other key employees of the Company and its Subsidiaries and Affiliates to whom Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Long Term Performance Awards and/or Phantom Stock Units may from time to time be granted hereunder;

          (ii) to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, Stock Appreciation Rights, Restricted Stock, Deferred Stock, Stock Purchase Rights, Long Term Performance Awards and/or Phantom Stock Units, or any combination thereof, are to be granted hereunder to one or more eligible employees;

          (iii) to determine the number of shares, if applicable, to be covered by each such award granted hereunder;

          (iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, the share price and any restriction or limitation, or any vesting acceleration or waiver of forfeiture restrictions regarding any Stock Option or other award and/or the shares of Stock relating thereto, based in each case on such factors as the Committee shall determine, in its sole discretion);

          (v) to determine whether and under what circumstances a Stock Option may be settled in cash, Restricted Stock and/or Deferred Stock under
     Section 5(k) or (1), as applicable, instead of Stock;

          (vi) to determine whether, to what extent and under what circumstances Option grants and/or other awards under the Plan and/or other cash awards made by the Company are to be made, and operate, on a tandem basis vis a vis other awards under the Plan and/or cash awards made outside of the Plan, or on an additive basis;

          (vii) to determine whether, to what extent and under what circumstances Stock and other amounts, payable with respect to an award under this Plan shall be deferred either automatically or at the election of the participant (including providing for and determining the amount (if any) of any deemed earnings on any deferred amount during any deferral period); and

          (viii) to determine the terms and restrictions applicable to Stock Purchase Rights and the Stock purchased by exercising such Rights.

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

     All decisions made by the Committee pursuant to the provisions of the Plan shall be made in the Committee's sole discretion and shall be final and binding on all persons, including the Company and Plan participants.

     SECTION 3. Stock Subject to Plan.

     The total number of shares of Stock reserved and available for distribution pursuant to stock options or other awards relating to Stock made under the Plan shall be 1,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     Subject to Section 6(b)(iv) below, if any shares of Stock that have been optioned cease to be subject to a Stock Option, or if any such shares of Stock that are subject to any Restricted Stock or Deferred Stock Award, Stock Purchase Right, or Long Term Performance Award granted hereunder are forfeited or any such award otherwise terminates without a payment being made to the participant in the form of Stock, such shares shall again be available for distribution in connection with future awards under the Plan.

     In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, Stock split or other change in corporate structure affecting the Stock, such substitution or adjustment shall be made in the aggregate number of shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding Options granted under the Plan, in the number and purchase price of shares subject to outstanding Stock Purchase Rights under the Plan, and in the number of Phantom Stock Units, and in the number of shares subject to other outstanding awards granted under the Plan as may be determined to be appropriate by the Committee, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right associated with any Stock Option. In addition, the Committee, in its sole discretion, shall determine the amount of cash to which the recipient of a Stock Appreciation Right not associated with an Option shall be entitled upon exercise so that there will be no increase or decrease in the cash to which the recipient shall be entitled upon exercise by reason of such event. In addition, in the event of any merger or other corporate transaction or event which results in shares of Stock being purchased for cash, or being exchanged for or converted into cash or the right to receive cash, the Committee, in its sole discretion, and on such terms and conditions as it deems appropriate, may provide that any Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award shall be converted into the right to receive an amount of cash equal to the amount of cash, if any, that would have been received, in the event of such merger or corporate transaction or event, if such Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award had been fully exercisable or payable, or vested and had been exercised or paid immediately prior to such merger or other corporate transaction or event to the extent of the cash value thereof, and, upon such conversion, such Stock

Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award (including any such Stock Option, Stock Appreciation Right, Restricted Stock or Deferred Stock Award, Stock Purchase Right, Long Term Performance Award or Phantom Stock Unit Award which, under the terms of such merger or other corporate transaction or event, would have no cash value) shall be cancelled.

     SECTION 4. Eligibility.

     Officers, consultants and other key employees of the Company and its Subsidiaries and Affiliates (but excluding members of the Committee and any person who serves only as a director) who are responsible for or contribute to the management, growth and/or profitability of the business of the Company and/or its Subsidiaries and Affiliates are eligible to be granted awards under the Plan.

     SECTION 5. Stock Options.

     Stock Options may be granted alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

     The Committee shall have the authority to grant to any optionee Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights); provided, however that Incentive Stock Options shall only be granted to an individual who, at the time of grant, is an employee of the Company or a Subsidiary.

     Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (a) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant but shall not be less than 85% of Fair Market Value as determined by the Committee; provided, however, that in the case of an Incentive Stock Option, the option price shall not be less than 100% of Fair Market Value as of the date of grant.

          (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten years after the date the Option is granted.

          (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at or after grant, provided, however, that, except as provided in Section 5(f), (g) and (h), unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to the first anniversary date of the granting of the Option. If the Committee provides, in its sole discretion, that any Stock Option is exercisable only in installments, the Committee may waive such installment exercise provisions at any time at or after grant in whole or in part, based on such factors as the Committee shall determine, in its sole discretion.

          (d) Method of Exercise. Subject to whatever installment exercise provisions apply under Section 5(c), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased.

          Such notice shall be accompanied by payment in full of the purchase price, either by check, note or such other instrument as the Committee may accept. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may also be made in the form of unrestricted or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock subject to an award (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised, as determined by the Committee); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares may be authorized only at the time the option is granted. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock, any Stock received upon the exercise shall be subject to the same forfeiture restrictions or deferral limitations, unless otherwise determined by the Committee, in its sole discretion, at or after grant.

          No shares of Stock shall be issued until full payment therefor has been made. An optionee shall generally have the rights to dividends or other rights of a stockholder with respect to shares subject to the

     Option when the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in Section 15(a).

          (e) Non-Transferability of Options. Except as otherwise determined by the Committee in its sole discretion and set forth in the applicable Stock Option agreement, no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution, and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee.

          (f) Termination by Death. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by such optionee may thereafter be exercised, to the extent such option was exercisable at the time of death or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of three years (or such other period as the Committee may specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter.

          (g) Termination by Reason of Disability. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of termination or on such accelerated basis as the Committee may determine at or after grant (or as may be determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or consultancy or until the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee shall specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, such Stock Option will thereafter be treated as a Non-Qualified Stock Option.

          (h) Termination by Reason of Retirement. Subject to Section 5(j), if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates by reason of Normal or Early Retirement, any Stock Option held by such optionee may thereafter be exercised by the optionee, to the extent it was exercisable at the time of such Retirement or on such accelerated basis as the Committee may determine at or after grant (or as may be, determined in accordance with procedures established by the Committee), for a period of three years (or such other period as the Committee may specify at grant) from the date of such termination of employment or consultancy or the expiration of the stated term of such Stock Option, whichever period is the shorter; provided, however, that, if the optionee dies within such three-year period (or such other period as the Committee may specify at grant), any unexercised Stock Option held by such optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is the shorter. In the event of termination of employment by reason of Retirement, if an Incentive Stock Option is exercised after the expiration of the exercise periods that apply for purposes of Section 422 of the Code, the option will thereafter be treated as a Non-Qualified Stock Option.

          (i) Other Termination. Unless otherwise determined by the Committee (or pursuant to procedures established by the Committee) at or after grant, if an optionee's employment by or consultancy with the Company and any Subsidiary or Affiliate terminates for any reason other than death, Disability or Normal or Early Retirement, the Stock Option shall thereupon terminate, except that such Stock Option may be exercised for the lesser of three months or the balance of such Stock Option's term if the optionee is involuntarily terminated by the Company and any Subsidiary or Affiliate without Cause. For purposes of this Plan, 'Cause' means a felony conviction of a participant or the failure of a participant to contest prosecution for a felony, or a participant's willful misconduct or dishonesty, any of which is directly and materially harmful to the business or reputation of the Company or any Subsidiary or Affiliate.

          (j) Incentive Stock Options. Anything in the Plan to the contrary notwithstanding, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the optionee(s) affected, to disqualify any Incentive Stock Option under such
     Section 422.

          To the extent required for 'incentive stock option' status under
     Section 422(b)(7) of the Code (taking into account applicable Internal Revenue Service regulations and pronouncements), the Plan shall be deemed to provide that the aggregate Fair Market Value (determined as of the time of grant) of the stock with respect to which Incentive Stock Options are exercisable for the first time by the optionee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424 of the Code) after 1986 shall not exceed $100,000. If Section 422 is hereafter amended to delete the requirement now in Section 422(b)(7) that the plan text expressly provide for the $100,000 limitation set forth in Section 422(b)(7), then this paragraph of Section 5(j) shall no longer be operative.

          (k) Buyout Provisions. The Committee may at any time offer to buy out for a payment in cash, Stock, Deferred Stock or Restricted Stock an option previously granted, based on such terms and conditions as the Committee shall establish and communicate to the optionee at the time that such offer is made.

          (l) Settlement Provisions. If the option agreement so provides at grant or is amended after grant and prior to exercise to so provide (with the optionee's consent), the Committee may require that all or part of the shares to be issued with respect to the spread value of an exercised Option take the form of Deferred or Restricted Stock, which shall be valued on the date of exercise on the basis of the Fair Market Value (as determined by the Committee) of such Deferred or Restricted Stock determined without regard to the deferral limitations and/or forfeiture restrictions involved.

          (m) 10% Stockholders. No Incentive Stock Option may be granted under this Plan to any employee who, at the time the Incentive Stock Option is granted, owns, or is considered as owning, within the meaning of Section 422 of the Internal Revenue Code, shares possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, a Subsidiary or a parent corporation (within the meaning of Section 424 of the Code) unless the option price under such Option is at one hundred ten percent (110%) of the Fair Market Value of a share of Stock on the date such Option is granted and the duration of such Option is no more than five (5) years.

     SECTION 6. Stock Appreciation Rights.

     (a) Grant and Exercise. Stock Appreciation Rights may be granted separately or in conjunction with all or part of any Stock Option granted under the Plan. In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Stock Option.

     A Stock Appreciation Right or applicable portion thereof granted with respect to a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, subject to such provisions as the Committee may specify at grant where a Stock Appreciation Right is granted with respect to less than the full number of shares, covered by a related Stock Option.

     A Stock Appreciation Right may be exercised by a recipient, subject to
Section 6(b), in accordance with the procedures established by the Committee for such purpose. Upon such exercise, the recipient shall be entitled to receive an amount determined in the manner prescribed in Section 6(b). Stock Options relating to exercised Stock Appreciation Rights shall no longer be exercisable to the extent that the related Stock Appreciation Rights have been exercised.

     (b) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Committee, including the following:

          (i) Stock Appreciation Rights awarded with no associated Stock Option shall be exercisable in accordance with their terms and Stock Appreciation Rights granted in association with Stock Options shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of
     Section 5 and this Section 6 of the Plan. The exercise of

     Stock Appreciation Rights held by recipients who are subject to Section 16(b) of the Exchange Act shall comply with Rule 16b-3 thereunder, to the extent applicable.

          (ii) Upon the exercise of a Stock Appreciation Right granted in association with a Stock Option, a recipient shall be entitled to receive an amount in cash and/or shares of Stock, as the Committee in its sole discretion shall determine, equal in value to the excess of the Fair Market Value of one share of Stock over the option price per share specified in the associated Stock Option multiplied by the number of shares in respect of which the Stock Appreciation Right shall have been exercised. Upon the exercise of a Stock Appreciation Right awarded with no associated Stock Option, a recipient shall be entitled to receive an amount in cash equal in value to the excess, if any, of the Fair Market Value of a number of shares of Stock specified in the award at the date of exercise of the Stock Appreciation Right over the Fair Market Value of such number of shares of Stock at the date of grant of the Stock Appreciation Right. When payment is to be made in shares, the number of shares to be paid shall be calculated on the basis of the Fair Market Value of the shares on the date of exercise. When payment is to be made in cash to a recipient subject to
     Section 16(b) of the Exchange Act, such amount shall be calculated on the basis of the average of the highest and lowest quoted selling price, regular way, of the stock on the New York Stock Exchange during the applicable period referred to in Rule 16b-3(e) under the Exchange Act to the extent applicable.

          (iii) Stock Appreciation Rights shall not be transferable by the recipient, thereof otherwise than by will or by the laws of descent and distribution, and all Stock Appreciation Rights shall be exercisable, during the recipient's lifetime, only by the recipient.

          (iv) Upon the exercise of a Stock Appreciation Right, any Stock Option or part thereof to which such Stock Appreciation Right is associated shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of shares of Stock to be issued under the Plan.

     SECTION 7. Restricted Stock.

     (a) Administration. Shares of Restricted Stock may be issued either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price to be paid by the recipient of Restricted Stock (subject to Section 7(b)), the time or times within which such awards may be subject to forfeiture, and all other terms and conditions of the awards.

     The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

     The provisions of Restricted Stock awards need not be the same with respect to each recipient.

     (b) Awards and Certificates. The prospective recipient of a Restricted Stock Award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. Each award shall be subject to the following terms and conditions:

          (i) The purchase price for shares of Restricted Stock shall be equal to or greater than their par value.

          (ii) Awards of Restricted Stock must be accepted within a period of 60 days (or such shorter period as the Committee may specify at grant) after the award date, by executing a Restricted Stock Award agreement and paying whatever price is required under Section 7(b)(i).

          (iii) Each participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock. Such certificate shall be registered in the name of such participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award.

          (iv) The Committee shall require that the stock certificates evidencing such shares be held in custody by the Company until the restrictions, if any, thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

     (c) Restrictions and Conditions. The shares of Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

          (i) Subject to the provisions of this Plan and the award agreement, during a period set by the Committee commencing with the date of such award (the 'Restriction Period'), the participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock awarded under the Plan. Within these limits, the Committee, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Committee may determine, in its sole discretion.

          (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), the participant shall have, with respect to the shares of Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and, if the Committee so determines, reinvested, subject to Section 14(e), in additional Restricted Stock to the extent shares are available under
     Section 3, or otherwise reinvested. Pursuant to Section 3 above, Stock dividends issued with respect to Restricted Stock shall be treated as additional shares of Restricted Stock that are subject to the same restrictions and other terms and conditions that apply to the shares with respect to which such dividends are issued.

          (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a participant's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason during the Restriction Period, all shares still subject to restriction will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. If any Restricted Stock is forfeited, the Company shall pay to the participant (or the estate of a deceased participant) an amount equal to the price the participant paid with respect to such Restricted Stock.

          (iv) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, certificates for an appropriate number of unrestricted shares shall be delivered to the participant promptly.

     SECTION 8. Deferred Stock.

     (a) Administration. Deferred Stock may be awarded either alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Deferred Stock shall be awarded, the number of shares of Deferred Stock to be awarded to any person, the duration of the period (the 'Deferral Period') during which, and the conditions under which, receipt of the Stock will be deferred, and the other terms and conditions of the award in addition to those set forth in Section 8(b).

     The Committee may condition the grant of Deferred Stock upon the attainment of specified performance goals or such other factors or criteria as the Committee shall determine, in its sole discretion.

     The provisions of Deferred Stock Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. The shares of Deferred Stock awarded pursuant to this Section 8 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of this Plan and the award agreement referred to in Section 8(b)(vi) below, Deferred Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered during the Deferral Period. At the expiration of the Deferral Period (or the Elective Deferral Period referred to in Section 8(b)(v), where applicable), share certificates shall be issued and delivered to the participant, or his legal representative, in a number equal to the shares covered by the Deferred Stock Award.

          (ii) Unless otherwise determined by the Committee at grant, amounts equal to any dividends declared during the Deferral Period with respect to the number of shares covered by a Deferred Stock Award will be paid to the participant currently, or deferred and deemed to be reinvested in additional Deferred Stock, or otherwise reinvested, all as determined at or after the time of the award by the Committee, in its sole discretion.

          (iii) Subject to the provisions of the award agreement and this
     Section 8, upon termination of a participant's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason during the Deferral Period for a given award, the Deferred Stock in question will vest, or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant. If any Deferred

     Stock is forfeited, the Company shall pay to the participant (or the estate of a deceased participant) an amount equal to the price, if any, the participant paid with respect to such Deferred Stock.

          (iv) Based on service, performance and/or such other factors or criteria as the Committee may determine, the Committee may, at or after grant, accelerate the vesting of all or any part of any Deferred Stock Award and/or waive the deferral limitations for all or any part of such award.

          (v) A participant may elect to further defer receipt of an award (or an installment of an award) for a specified period or until a specified event (the 'Elective Deferral Period'), subject in each case to the Committee's approval and to such terms as are determined by the Committee, all in its sole discretion. Subject to any exceptions adopted by the Committee, such election must generally be made at least 12 months prior to completion of the Deferral Period for such Deferred Stock Award (or such installment).

          (vi) Each award shall be confirmed by, and subject to the terms of, a Deferred Stock agreement executed by the Company and the participant.

          (vii) A recipient of a Deferred Stock Award shall have no rights as a stockholder with respect to any shares covered by his Deferred Stock Award until the issuance of a stock certificate for such shares.

     SECTION 9. Stock Purchase Rights.

     (a) Awards and Administration. Subject to Section 3 above, the Committee may grant eligible participants Stock Purchase Rights which shall enable such participants to purchase Stock (including Deferred Stock and Restricted Stock):

          (i) at its Fair Market Value on the date of grant;

          (ii) at 50% of such Fair Market Value on such date;

          (iii) at an amount equal to Book Value on such date; or

          (iv) at an amount equal to the par value of such Stock on such date.

     However, no share of Stock shall be sold at less than its par value. The Committee shall also impose such deferral, forfeiture and/or other terms and conditions as it shall determine, in its sole discretion, on such Stock Purchase Rights or the exercise thereof.

     The terms of Stock Purchase Rights Awards need not be the same with respect to each participant. Each Stock Purchase Right Award shall be confirmed by, and be subject to the terms of, a Stock Purchase Rights agreement.

     (b) Exercisability. Stock Purchase Rights shall generally be exercisable for such period after grant as is determined by the Committee not to exceed 90 days.

     (c) Loans. If the Committee so determines, the Company shall make or arrange for a loan to a participant with respect to the exercise of Stock Purchase Rights. The Committee shall have full authority to decide whether such a loan should be made and to determine the amount, term and other provisions of any such loan, including the interest rate to be charged, whether the loan is to be with or without recourse against the borrower, the security, if any, therefor, the terms on which the loan is to be repaid and the conditions, if any, under which it may be forgiven. However, no loan hereunder shall have a term (including extensions) exceeding ten years in duration or be in an amount exceeding 90%, of the total purchase price paid by the borrower.

     SECTION 10. Long Term Performance Awards.

     (a) Administration. Long Term Performance Awards may be granted either alone or in addition to other awards granted under the Plan. The Committee shall determine the nature, length and starting date of the performance period (the 'Performance Period') for each Long Term Performance Award, which shall be at least two years (subject to Section 11), and shall determine the performance objectives to be used in the valuation of Long Term Performance Awards and determining the extent to which such Long Term Performance Awards have been earned. Performance objectives may vary, from participant to participant and between groups of participants and shall be based upon such Company, Subsidiary, Affiliate or individual performance factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. Performance Periods may overlap and participants may participate simultaneously with respect to Long Term Performance Awards that are subject to different Performance Periods and different performance factors and criteria. Long Term Performance Awards shall be confirmed by, and be subject to the terms of, a Long Term Performance Award agreement. The terms of such awards need not be the same with respect to each participant.

     At the beginning of each Performance Period, the Committee shall determine for each Long Term Performance Award subject to such Performance Period the range of dollar values or number of shares of Stock (including Deferred or Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Long Term Performance Award are met. Such dollar values or number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee.

     (b) Adjustment of Awards. The Committee may adjust the performance goals and measurements applicable to the Long Term Performance Awards to take into account changes in law and accounting and tax rules and to make such Adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships.

     (c) Termination. Unless otherwise provided in the applicable Long Term Performance Award agreement, if a participant terminates employment or his consultancy during a Performance Period because of death, Disability or Retirement, such participant shall be entitled to a payment with respect to each outstanding Long Term Performance Award at the end of the applicable Performance
Period:

          (i) based, to the extent relevant under the terms of the award, upon the participant's performance for the portion of such Performance Period ending on the date of termination and the performance of the Company or any applicable business unit for the entire Performance Period, and

          (ii) prorated for the portion of the Performance Period during which the Participant was employed by the Company, a subsidiary or affiliate,

all as determined by the Committee. The Committee may provide for an earlier payment in settlement of such award in such amount and under such terms and conditions as the Committee deems appropriate.

     Except as otherwise provided in the applicable Long Term Performance Award agreement, if a participant terminates employment or his consultancy during a Performance Period for any other reason, then such participant shall not be entitled to any payment with respect to the Long Term Performance Award subject to such Performance Period, unless the Committee shall otherwise determine.

     (d) Form of Payment. The earned portion of a Long Term Performance Award may be paid currently or on a deferred basis with such interest or earnings equivalent as may be determined by the Committee. Payment shall be made in the form of cash or whole shares of Stock, including Restricted Stock or Deferred Stock, or a combination thereof, either in a lump sum payment or in annual installments, all as the Committee shall determine. If and to the extent a Long Term Performance Award is payable in Stock and the full amount therefor is not paid in Stock, then the shares of Stock representing the portion of the value of the Long Term Performance Award not paid in Stock shall again become available for award under the Plan.

     SECTION 11. Phantom Stock Units.

     (a) Administration. Phantom Stock Units may be awarded alone, in addition to or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. The Committee shall determine the eligible persons to whom and the time or times at which Phantom Stock Units shall be awarded, the number of Phantom Stock Units to be awarded to any person and the terms and conditions of the award in addition to those set forth in Section 11(b).

     The Committee may condition the grant of Phantom Stock Units upon the attainment of specified performance goals or such other factors or criteria as the Committee in its sole discretion, shall determine.

     The provisions of Phantom Stock Unit Awards need not be the same with respect to each recipient.

     (b) Terms and Conditions. The Phantom Stock Units awarded pursuant to this
Section 11 shall be subject to the following terms and conditions:

          (i) Subject to the provisions of the Plan, Phantom Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered.

          (ii) Unless otherwise determined by the Committee at grant, amounts equal to cash dividends, or the Fair Market Value of Stock dividends declared and paid with respect to the number of shares of Stock equal to the number of Phantom Stock Units previously granted to a recipient but not yet surrendered as provided in clause (iii) below will be paid to the recipient currently or reinvested, at the sole discretion of the Committee, in an additional number of Phantom Stock Units, which number shall be determined by dividing the amount of such cash dividends, or the Fair Market Value of such Stock dividends, by the Fair

     Market Value of a share of Stock on the date the dividends were declared, provided that fractional Phantom Stock Units shall be paid in cash.

          (iii) A recipient shall be entitled to surrender to the Company Phantom Stock Units granted to him, such surrender to be upon any date or dates or during any period specified by the Committee, in its sole discretion, in the award and upon such other terms and conditions as the Committee, in its sole discretion, shall specify in such award. Upon such surrender the Company shall deliver to the recipient cash in an amount equal to the Fair Market Value of a share of Stock on the date of surrender multiplied by the number of Phantom Stock Units so surrendered.

          (iv) Subject to the provisions of the award and this Section 11, upon termination of a recipient's employment or consultancy with the Company and any Subsidiary or Affiliate for any reason, all Phantom Stock Units previously granted to the recipient that have not vested will vest, or be forfeited, in accordance with the terms and conditions of the award established by the Committee at or after grant.

          (v) Subject to the provisions of the award and this Section 11, if termination of a recipient's employment or consultancy with the Company and any Subsidiary or Affiliate is by reason of death, Early Retirement, Normal Retirement or Disability, the recipient or the representatives of his estate shall have the privilege of surrendering for cash the recipient's Phantom Stock Units which the recipient or the deceased could have surrendered at the time of his Early Retirement, Normal Retirement, Disability or death, provided that such surrender must occur prior to the expiration of the surrender period and within six months after the recipient's Early Retirement, Normal Retirement, Disability or death.

     SECTION 12. Amendments and Termination.

     The Board may amend, alter, or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made which would impair the rights of an optionee or participant under a Stock Option, Stock Appreciation Right (or Limited Stock Appreciation Right), Restricted or Deferred Stock Award, Stock Purchase Right, Phantom Stock Unit Award, or Long Term Performance Award theretofore granted, without the optionee's or participant's consent, or which, without the approval of the Company's stockholders, would:

          (a) except as expressly provided in this Plan, increase the total number of shares reserved for the purpose of the Plan;

          (b) change the employees or class of employees eligible to participate in the Plan; or

          (c) extend the maximum option period under Section 5(b) of the Plan.

     The Committee may amend the terms of any Stock Option or other award theretofore granted, prospectively or retroactively, but, subject to Section 3 above, no such amendment shall impair the rights of any holder without the holder's consent. The Committee may also substitute new Stock Options for previously granted Stock Options (on a one for one or other basis), including previously granted Stock Options having higher option exercise prices.

     Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     SECTION 13. Unfunded Status of Plan.

     The Plan is intended to constitute an 'unfunded' plan for incentive and deferred compensation. With respect to any payments not yet made to a participant or optionee by the Company, nothing contained herein shall give any such participant or optionee any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Stock or payments in lieu of or with respect to awards hereunder, provided, however, that, unless the Committee otherwise determines with the consent of the affected participant, the existence of such trusts or other arrangements is consistent with the 'unfunded' status of the Plan.

     SECTION 14. General Provisions.

     (a) The Committee may require each person purchasing shares pursuant to a Stock Option or other award under the Plan to represent to and agree with the Company in writing that the optionee or participant is acquiring the shares for investment and without a view to distribution thereof. The certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     The Committee may condition the exercise of an Option or the issuance and delivery of Stock upon the listing, registration or qualification of the Stock upon a securities exchange or under applicable securities laws.

     All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Stock is then listed, and any applicable Federal or state securities law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) The making of an award under this Plan shall not confer upon any employee of the Company or any Subsidiary or Affiliate any right to continued employment with the Company or a Subsidiary or Affiliate, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary or Affiliate to terminate the employment of any of its employees at any time.

     (d) No later than the date as of which an amount first becomes includable in the gross income of the participant for Federal income tax purposes with respect to any award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state, or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations may be settled with Stock, including Stock that is part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company and its Subsidiaries or Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

     (e) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Stock (or in Deferred Stock or other types of Plan awards other than Phantom Stock Units) at the time of any dividend payment shall only be permissible if sufficient shares of Stock are available under Section 3 for such reinvestment (taking into account then outstanding Stock Options, Stock Purchase Rights and other Plan awards other than Phantom Stock Units).

     (f) The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

     SECTION 15. Effective Date of Plan.

     The Plan shall be effective as of January 1, 1998; subject to the approval of the Plan by the holders of a majority of the shares of the Company's Common Stock at the next annual stockholders' meeting in 1998. Any grants made under the Plan prior to such approval shall be effective when made (unless otherwise specified by the Committee at the time of grant), but shall be conditioned on, and subject to, such approval of the Plan by such stockholders. Notwithstanding any other provision of the Plan to the contrary, no Option, Stock Appreciation Right or Stock Purchase Right may be exercised and no Restricted or Deferred Stock or Long Term Performance Award shall become vested until such approval.

     SECTION 16. Term of Plan.

     No Stock Option, Stock Appreciation Right, Restricted Stock Award, Deferred Stock Award, Stock Purchase Right, Other Stock-Based Award, Phantom Stock Unit Award or Long Term Performance Award shall be granted pursuant to the Plan on or after January 1, 2003, but awards granted prior to such date may extend beyond that date.

     SECTION 17. Certain Stock Options for United Kingdom Employees

     Stock Options granted under Section 5 which are Non-Qualified Stock Options may be granted subject to the terms and conditions of Schedule A hereto. Such Non-Qualified Stock Options shall be subject to the terms and conditions of the Plan, including Section 5.

                                                                      SCHEDULE A

                           THE COOPER COMPANIES, INC.
                         1998 LONG TERM INCENTIVE PLAN
               CERTAIN STOCK OPTIONS FOR UNITED KINGDOM EMPLOYEES

     (Providing for the grant of Non-Qualified Stock Options which it is intended shall satisfy the requirements of the UK Inland Revenue pursuant to
Schedule 9 of the UK Income and Corporation Taxes Act 1988 (the 'Taxes Act')).

     Non-Qualified Stock Options may be granted pursuant to this Schedule A in accordance with such provisions as would be applicable if the provisions of the Cooper Companies, Inc. 1998 Long Term Incentive Plan (the 'Plan') relating to Stock Options were here set out in full (provided that such stock options shall not be granted to an individual in conjunction with any other form of award under the Plan and that Sections 6, 7, 8, 9, 10, and 11 shall not apply to this Schedule A), subject to the following modifications:

     SECTION A1. Eligibility.

     Non-Qualified Stock Options may only be granted under this Schedule A to individuals who are directors or employees of the Company and its subsidiaries (and for this purpose a subsidiary shall mean any company of which the Company has control as defined in section 840 of the Taxes Act) and who are not ineligible to participate in accordance with the provisions of paragraph 8 of
Schedule 9 to the Taxes Act and, if a director, is required to work in that capacity for the Company and/or any such subsidiary for at least 25 hours per week, excluding meal breaks.

     SECTION A2. Stock Subject to the Plan.

     (a) Non-Qualified Stock Options granted under this Schedule A may only be made and may only be exercised in respect of Stock which satisfies the requirements of paragraphs 10-14 of Schedule 9 to the Taxes Act.

     (b) Only in the event of any reorganization, consolidation, recapitalization, Stock dividend, Stock split or other variation of the Company's Stock, may an adjustment be made under Section 3 of the Plan to the amount of Stock which is the subject of Non-Qualified Stock Options granted under this Schedule A and the option price payable in respect thereof and then only with the prior approval of the UK Inland Revenue and in such manner as the auditors of the Company confirm in writing to be fair and reasonable.

     SECTION A3. Stock Options.

     (a) Non-Qualified Stock Options may only be granted pursuant to this Schedule A at an option price which is not less than 100% of Fair Market Value as of the date of grant provided that if no sale of Stock occurs on the New York Stock Exchange on such date the option price shall not be less than the fair market value of the Stock as determined in accordance with Part VIII of the UK Taxation of Chargeable Gains Act 1992 and agreed on or before that date for the purposes of this Schedule A with the UK Inland Revenue Shares Valuation Division.

     (b) No Non-Qualified Stock Options may be granted to an employee or director which will result in the aggregate option price for all the Stock comprised in outstanding Non-Qualified Stock Options granted to him under this Schedule A together with the aggregate option price of all Stock comprised in outstanding Non-Qualified Stock Options granted to him under any other stock option scheme established by the Company, or any associated company (as defined in Section 416 of the Taxes Act), approved under Schedule 9 to the Taxes Act (except under any savings-related stock option scheme) exceeding 30,000 UK pounds sterling (converting, for this purpose the option price into pounds sterling using the exchange rate applicable on the date of grant of such option) or such other amount as is for the time being specified as being the appropriate limit for the purposes of paragraph 28(1) of Schedule 9 to the Taxes Act. For the avoidance of doubt, the limit set out in Section 5(j) of the Plan applying to Incentive Stock Options shall not apply to Non-Qualified Stock Options granted under this Schedule A.

     (c) The conditions attaching to Non-Qualified Stock Options granted under this Schedule A shall be determined at grant and may not be determined following the grant of such option.

     (d) In the event of the optionee's death a Non-Qualified Stock Option granted pursuant to this Schedule A must be exercised within twelve months of the optionee's death whereupon, to the extent it has not been exercised, such option shall lapse.

     (e) No Non-Qualified Stock Option granted under this Schedule A may be exercised at any time if the holder of such option is precluded from participating under this Schedule A by paragraph 8 of Schedule 9 to the Taxes Act.

     (f) Sections 5(k), (l) and for the avoidance of doubt 5(m) and Section 12(iv) of the Plan shall not apply to Non-Qualified Stock Options granted under this Schedule A. Payments for Non-Qualified Stock Options granted under this Schedule A may not be made in the form of Restricted Stock.

     (g) Within 30 days of the receipt of a written notice (in the form prescribed by the Company) duly signed by the optionee together with their option certificate and the full purchase price of the Stock being acquired pursuant to the exercise of their option the Company shall procure that the optionee acquires the Stock in respect of which the option has been validly exercised by (i) allotting Stock to the optionee; or (ii) procuring the transfer of Stock to the optionee and shall issue a definitive certificate for the Stock acquired pursuant to the exercise of the option.

     (h) Stock issued pursuant to this Schedule A shall rank pari passu with the issued Stock and the Company shall at all times keep available sufficient Stock to satisfy the exercise of, to the full extent possible, all options granted pursuant to this Schedule A which have neither lapsed nor become fully exercisable.

     SECTION A4. Amendments and Termination.

     For the purposes of this Schedule A no amendments to this Schedule A (including any provision of the Plan which is incorporated within this Schedule
A) pursuant to Section 12 shall have effect until the approval of the UK Inland Revenue has been obtained in respect thereof. This Section A4. shall not however restrict the general power of the Board of Directors to amend the Plan where the amendment will not apply to this Schedule A.

                                                            [Logo]


                                                    ----------------------------
                                                    NOTICE OF
                                                    ANNUAL MEETING
                                                    OF STOCKHOLDERS
                                                    AND
                                                    PROXY STATEMENT
                                                    ----------------------------

                                                    MEETING DATE

                                                    APRIL 2, 1998

                                                                   APPENDIX I
                                                                   PROXY CARD



                       THE COOPER COMPANIES, INC.

        PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, APRIL 2, 1998
               SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned stockholder of The Cooper Companies, Inc., a Delaware corporation, hereby appoints CAROL R. KAUFMAN, ROBERT S. WEISS and STEPHEN
C. WHITEFORD, and each of them, proxies, with full power of substitution, to vote all of the shares of common stock of The Cooper Companies, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of The Cooper Companies, Inc. to be held at The New York Marriott East Side,
525 Lexington Avenue, New York, NY, on April 2, 1998 at 10:00 a.m., eastern standard time, and at any adjournments or postponements thereof, as set forth on the reverse, and in their discretion upon any other business that may properly come before the meeting.

     THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ITEMS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY PURSUANT TO ITEM 4.

   Please MARK the proxy card, fill in the DATE and SIGN on the reverse side and return promptly in the enclosed envelope.

                            Please date, sign and mail your
                          proxy card back as soon as possible

                             Annual Meeting of Stockholders

                              THE COOPER COMPANIES, INC.

                                    April 2, 1998

      Please mark your
A [X] votes as in this
      example.

                          FOR              WITHHELD      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                      all nominees         from all                    ITEMS ONE, TWO AND THREE.
                    except as noted on     nominees
                      the line below                     Nominees:
1. ELECTION OF              [ ]                [ ]       A. Thomas Bender
   EIGHT                                                 Michael H. Kalkstein
   DIRECTORS.                                            Moses Marx
   (check one box only)                                  Donald Press
   (Instruction: To withhold authority to vote for       Steven Rosenberg
   any individual nominee(s), write that nominee's       Allan E. Rubenstein, M.D.
   name(s) on the line below:)                           Robert S. Weiss
                                                         Stanley Zinberg, M.D.
--------------------------------------------------
                                                           FOR        AGAINST     ABSTAIN
2. Approval of the 1998 Long Term Incentive Plan.          [ ]          [ ]          [ ]

3. Ratification of appointment of KPMG Peat
   Marwick LLP as independent certified public             [ ]          [ ]          [ ]
   accountants of The Cooper Companies, Inc. for
   the fiscal year ending October 31, 1998.

4. In their discretion, the proxies are authorized to vote for the election of such substitute nominee(s) for directors as such proxies may select in the event that any nominee(s) named above may become unable to serve, and on such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.
PLEASE COMPLETE, SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
USING THE ENCLOSED ENVELOPE.

             MARK HERE FOR ADDRESS       [ ]
            CHANGE AND NOTE CHANGE

SIGNATURE___________________________ DATE___________  SIGNATURE______________________ DATE___________

NOTE: Please date this proxy and sign your name exactly as it appears herein. In the case of joint ownership, each joint owner should sign. If signing as an executor, trustee, guardian, attorney or in any other representative capacity or as an officer of a corporation, please indicate your full title as such.